Exhibit 99.2

SL Green Realty Corp.

Fourth quarter

Supplemental Data

December 31, 2012

SL Green Realty Corp. is a fully integrated, self-administered and self-managed Real Estate Investment Trust, or REIT, that primarily acquires, owns, manages, leases and repositions office properties in emerging, high-growth submarkets of Manhattan.

•                  SL Green’s common stock is listed on the New York Stock Exchange, and trades under the symbol SLG.

•                  SL Green maintains an internet site at www.slgreen.com at which most key investor relations data pertaining to dividend declaration, payout, current and historic share price, etc. can be found.  Such information is not incorporated into this supplemental financial package.  This supplemental financial package is available through the Company’s internet site.

•                  This data is furnished to supplement audited and unaudited regulatory filings of the Company and should be read in conjunction with those filings.  The financial data herein is unaudited and is provided from the perspective of timeliness to assist readers of quarterly and annual financial filings.  As such, data otherwise contained in future regulatory filings covering the same period may restate the data presented herein.

Questions pertaining to the information contained herein should be referred to Investor Relations at investor.relations@slgreen.com or at 212-216-1601.

Forward-looking Statement

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements other than statements of historical facts included in this press release are forward-looking statements.  All forward-looking statements speak only as of the date of this press release.  Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, achievements or transactions of the Company to be materially different from any future results, performance, achievements or transactions expressed or implied by such forward-looking statements.  Such risks, uncertainties and other factors relate to, among others, the strength of the commercial office real estate markets in the New York metro area, reduced demand for office space, unanticipated increases in financing and other costs, competitive market conditions, unanticipated administrative costs, divergent interests from or the financial condition of our joint venture partners, timing of leasing income, general and local economic conditions, interest rates, capital market conditions, tenant bankruptcies and defaults, the availability and cost of comprehensive insurance, including coverage for terrorist acts, environmental, regulatory and/or safety requirements, and other factors, all of which are beyond the Company’s control.  Additional information or factors that could affect the Company and the forward-looking statements contained herein are included in the Company’s filings with the Securities and Exchange Commission.

The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Ratings

Ratings are not recommendations to buy, sell or hold the Company’s securities.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the year ended December 31, 2012 that will be released on Form 10-K to be filed on or before March 1, 2013.

TABLE OF CONTENTS

Highlights of Current Period Financial Performance

Unaudited Financial Statements
Corporate Profile	5
Highlights	6-13
Comparative Balance Sheets	14-15
Comparative Statements of Operations	16
Comparative Computation of FFO and FAD	17
Consolidated Statement of Equity	18
Joint Venture Statements	19-21

Selected Financial Data	22-25
Debt Summary Schedule	26-28
Summary of Ground Lease Arrangements	29

Debt and Preferred Equity Investments	30-32

Selected Property Data
Composition of Property Portfolio	33-36
Largest Tenants	37
Tenant Diversification	38
Leasing Activity Summary	39-42
Annual Lease Expirations	43-44

Summary of Real Estate Acquisition/Disposition Activity	45-48
Corporate Information	49
Analyst Coverage	50
Supplemental Definitions	51

CORPORATE PROFILE

SL Green Realty Corp., or the Company, is New York City’s largest commercial office landlord and is the only fully integrated, self-managed, self-administered Real Estate Investment Trust, or REIT, primarily focused on owning and operating office buildings in Manhattan.

The Company was formed on August 20, 1997 to continue the commercial real estate business of S.L. Green Properties Inc., a company that was founded in 1980 by Stephen L. Green, our current Chairman.  For more than 25 years SL Green has been engaged in the business of owning, managing, leasing, acquiring and repositioning office properties in Manhattan.  The Company’s investment focus is to create value through strategically acquiring, redeveloping and repositioning office properties primarily located in Manhattan, and re-leasing and managing these properties for maximum cash flow.

In 2007, SL Green acquired Reckson Associates Realty Corp. and added over 9 million square feet to its portfolio. Included in this total is over 3 million square feet of Class A office space located in Westchester, New York and Stamford, Connecticut.  These suburban portfolios serve as natural extensions of SL Green’s core ownership in the Grand Central submarket of Midtown Manhattan. The Company has since made selective additions and dispositions to the holdings in these areas.

Looking forward, SL Green plans to continue its opportunistic investment philosophy through three established business lines: investment in long-term core properties, investment in opportunistic assets, and debt and preferred equity investments.  This three-legged investment strategy allows SL Green to balance the components of its portfolio to take advantage of each stage in the business cycle.

FOURTH QUARTER 2012 HIGHLIGHTS UNAUDITED

Summary

New York, NY, January 30, 2013 – SL Green Realty Corp. (NYSE:  SLG) today reported funds from operations, or FFO, of $107.2 million, or $1.14 per diluted share, for the quarter ended December 31, 2012, compared to $90.3 million, or $1.02 per diluted share, for the same quarter in 2011.  The Company also reported funds from operations, or FFO, of $490.3 million, or $5.28 per diluted share, for the year ended December 31, 2012, compared to $413.8 million, or $4.80 per diluted share, for the year ended December 31, 2011.

Net income attributable to common stockholders totaled $20.0 million, or $0.22 per diluted share, for the quarter ended December 31, 2012, compared to $2.8 million, or $0.03 per diluted share, for the same quarter in 2011.  Full year net income attributable to common stockholders totaled $156.0 million, or $1.74 per diluted share, for the year ended December 31, 2012, compared to $617.2 million, or $7.33 per diluted share, for the year ended December 31, 2011.

Operating and Leasing Activity

For the fourth quarter of 2012, the Company reported revenues and operating income of $350.7 million and $180.2 million, respectively, compared to $328.9 million and $167.5 million, respectively, for the same period in 2011. For the year ended December 31, 2012, the Company reported revenues and operating income of $1.4 billion and $834.0 million, respectively, compared to $1.3 billion and $702.4 million, respectively, for the same period in 2011.

Same-store cash NOI on a combined basis increased by 3.8 percent to $173.6 million for the quarter ended December 31, 2012 as compared to the same period in 2011, after giving consideration to 1515 Broadway as a consolidated property and 521 Fifth Avenue as an unconsolidated joint venture. After giving effect to these same adjustments, consolidated property same-store NOI increased by 3.8 percent to $147.7 million and unconsolidated joint venture property same-store NOI increased 3.4 percent to $25.9 million.

Same-store cash NOI on a combined basis increased by 4.8 percent to $684.2 million for the year ended December 31, 2012 as compared to the same period in 2011, after giving consideration to 1515 Broadway as a consolidated property and 521 Fifth Avenue as an unconsolidated joint venture. After giving effect to these same adjustments, consolidated property same-store cash NOI increased by 4.7 percent to $580.9 million and unconsolidated joint venture property same-store cash NOI increased 4.9 percent to $103.4 million.

Occupancy for the Company’s stabilized, same-store Manhattan portfolio at December 31, 2012 was 93.8 percent compared to 93.0 percent at December 31, 2011 and 93.3 percent at September 30, 2012.

During the quarter, the Company signed 54 office leases in its Manhattan portfolio totaling 321,622 square feet.  Fourteen leases totaling 131,746 square feet represented office leases that replaced previous vacancy, and 40 office leases comprising 189,876 square feet had average starting rents of $57.99 per rentable square foot, representing a 4.2 percent increase over the previously fully escalated rents on the same office spaces.  The

FOURTH QUARTER 2012 HIGHLIGHTS UNAUDITED

average lease term on the Manhattan office leases signed in the fourth quarter was 8.3 years and average tenant concessions were 4.4 months of free rent with a tenant improvement allowance of $36.96 per rentable square foot.

During the quarter, 290,108 square feet of office leases commenced in the Manhattan portfolio, 83,819 square feet of which represented office leases that replaced previous vacancy, and 206,289 square feet of which represented office leases that had average starting rents of $56.96 per rentable square foot, representing a 2.4 percent increase over the previously fully escalated rents on the same office spaces.

Occupancy for the Company’s Suburban portfolio was 81.3 percent at December 31, 2012, compared to 82.6 percent at December 31, 2011, prior to the sale of One Court Square in Long Island City, and 81.5 percent at September 30, 2012.

During the quarter, the Company signed 25 office leases in the Suburban portfolio totaling 109,410 square feet.  Eleven leases totaling 30,470 square feet represented office leases that replaced previous vacancy, and 14 office leases comprising 78,940 square feet had average starting rents of $31.74 per rentable square foot, representing a 6.4 percent decrease over the previously fully escalated rents on the same office spaces.  The average lease term on the Suburban office leases signed in the fourth quarter was 5.2 years and average tenant concessions were 3.2 months of free rent with a tenant improvement allowance of $16.48 per rentable square foot.

During the quarter, 140,803 square feet of office leases commenced in the Suburban portfolio, 32,545 square feet of which represented office leases that replaced previous vacancy, and 108,258 square feet of which represented office leases that had average starting rents of $30.04 per rentable square foot, representing a 7.0 percent decrease over the previously fully escalated rents on the same office spaces.

Significant leases that were signed during the fourth quarter included:

•                  New lease on 57,359 square feet with Emerge212 3CC LLC for 15 years at 3 Columbus Circle;

•                  Early renewal on 44,646 square feet with Seven Eleven Car Park LLC for 10 years at 711 Third Avenue;

•                  New lease on 38,026 square feet with Robert Half International, Inc. for 11 years at 125 Park Avenue;

•                  Renewal and expansion on 29,397 square feet with Everest Reinsurance Company for 10 years at 461 Fifth Avenue;

•                  New lease on 22,047 square feet with Microsoft Corporation for 10.3 years at 641 Sixth Avenue; and

•                  Early renewal on 17,000 square feet with Blaire Corporation for 10.4 years at 6 Landmark Square, Stamford, CT.

Marketing, general and administrative, or MG&A, expenses for the quarter ended December 31, 2012 were $21.4 million, or 5.2 percent of total revenues including the Company’s share of joint venture revenue compared to $18.7 million, or 4.9 percent for the quarter ended December 31, 2011.  MG&A expenses for the fourth quarter of 2012 included contributions totaling $430,000

FOURTH QUARTER 2012 HIGHLIGHTS UNAUDITED

to Hurricane Sandy-related charities.  MG&A for the year ended December 31, 2012 was $82.8 million, or 5.1 percent of total revenues including the Company’s share of joint venture revenue compared to $80.1 million, or 5.4 percent for the year ended December 31, 2011.

Real Estate Investment Activity

In October 2012, the Company extended the ground lease at 673 First Avenue to August 2087, an additional 50 years past its scheduled 2037 expiration date, ensuring the Company’s ability to control the property and significantly enhancing its value.

In October 2012, the Company, formed a joint venture which entered into a 99-year triple net ground lease on 1080 Amsterdam Avenue, Manhattan, an 82,250 square foot, 96 unit residential building. The joint venture intends to embark on an extensive capital improvement program over the next two years to convert the property into a luxury Upper West Side residential address.

In November 2012, the Company sold a 49.5 percent interest in 521 Fifth Avenue at a gross sales price of $315.0 million and refinanced the property with a new $170.0 million, 7-year mortgage which bears interest at 220 basis points over the 30-day LIBOR for the first 2 years and at a fixed rate of 3.725 percent thereafter. This transaction generated $84.8 million in proceeds for the Company and resulted in a gain on sale of $19.4 million.

In December 2012, the Company acquired a 35.5 percent interest in the 147,619 square foot office property at 315 West 36th Street at a gross purchase price of $45.0 million. Simultaneously, the Company closed on a $25.0 million 5-year loan that bears a fixed rate of interest of 3.16 percent.

In December 2012, the Company acquired the 68,342 square foot retail property anchored by Burberry and Diesel located at 131-137 Spring Street in the popular SoHo neighborhood of Manhattan for total consideration of $122.3 million.  The property includes prime retail space, office space, 6 residential rental units and 100 feet of ground floor frontage.

Debt and Preferred Equity Investment Activity

The Company’s debt and preferred equity investment portfolio totaled $1.4 billion at December 31, 2012.  During the fourth quarter, the Company purchased and originated new debt and preferred equity investments totaling $291.6 million, all of which are collateralized by New York City commercial office properties, and recorded $13.0 million of principal reductions from investments that were sold, repaid or otherwise resolved. The debt and preferred equity investment portfolio had a weighted average maturity of 2.2 years as of December 31, 2012 and had a weighted average yield during the quarter ended December 31, 2012 of 9.88 percent.

In January 2013, the Company sold a 50 percent interest in a mezzanine loan secured by a New York City office property at 97 percent of par value, generating $57.8 million of proceeds to the Company, inclusive of $12.9 million of income.

FOURTH QUARTER 2012 HIGHLIGHTS UNAUDITED

Financing and Capital Activity

In November 2012, the Company closed on a new $1.6 billion credit facility, which refinanced, extended and upsized the Company’s previous $1.5 billion revolving credit facility that was put in place in November 2011.  The new facility consists of a $1.2 billion revolving line of credit and a $400 million term loan, which currently bear interest at 145 basis points over LIBOR and 165 basis points over LIBOR, respectively.  The facility now has an extended maturity date of March 2018, inclusive of the Company’s aggregate one-year as of right extension option on the revolving line of credit.

In November 2012, the Company closed an offering of $200.0 million aggregate principal amount of 4.50 percent senior notes due December 1, 2022.  This offering generated $198.2 million in net proceeds for the Company.

In December 2012, the Company repurchased $22,680,000 of Reckson’s outstanding 5.875 percent notes due 2014 and $19,692,000 of Reckson’s outstanding 6.00 percent notes due 2016, pursuant to a tender offer, resulting in a charge of $3.9 million in the fourth quarter.

In the fourth quarter, the Company also added 673 First Avenue, 110 East 42nd Street and 609 Fifth Avenue to the unencumbered asset pool, resulting in a charge of $3.1 million in the fourth quarter.

Dividends

During the fourth quarter of 2012, the Company declared quarterly dividends on its outstanding common and preferred stock as follows:

•                  $0.33 per share of common stock, which was paid on January 15, 2013 to stockholders of record on the close of business on January 2, 2013;

•                  $0.4766 per share on the Company’s Series C Preferred Stock for the period October 15, 2012 through and including January 14, 2013, which was paid on January 15, 2013 to stockholders of record on the close of business on January 2, 2013, and reflects the regular quarterly dividend which is the equivalent of annualized dividend of $1.9064 per share; and

•                  $0.40625 per share on the Company’s Series I Preferred Stock for the period October 15, 2012 through and including January 14, 2013, which was paid on January 15, 2013 to stockholders of record on the close of business on January 2, 2013, and reflects the regular quarterly dividend which is the equivalent of annualized dividend of $1.625 per share.

SL Green Realty Corp. Key Financial Data December 31, 2012 (Amounts in Thousands Except Ratios, Percentages, Per Share and Sq. Ft.)

	As of or for the three months ended
	12/31/2012	9/30/2012	6/30/2012	3/31/2012	12/31/2011

Earnings Per Share
Net income available to common stockholders - diluted	$0.22	$0.09	$1.14	$0.29	$0.03
Funds from operations available to common stockholders - diluted	$1.14	$1.12	$1.92	$1.10	$1.02
Funds available for distribution to common stockholders - diluted	$0.74	$0.81	$0.71	$0.87	$0.52

Common Share Price & Dividends
At the end of the period	$76.65	$80.07	$80.24	$77.55	$66.64
High during period	$79.63	$84.88	$83.31	$79.27	$71.33
Low during period	$71.37	$76.13	$70.91	$68.16	$55.14
Common dividends per share	$0.33	$0.25	$0.25	$0.25	$0.25

FFO payout ratio	29.0%	22.4%	13.0%	22.7%	24.6%
FAD payout ratio	44.6%	30.7%	35.2%	28.6%	47.9%

Common Shares & Units
Common shares outstanding	91,250	90,363	89,938	88,855	86,045
Units outstanding	2,760	3,310	3,486	3,051	2,765
Total common shares and units outstanding	94,010	93,673	93,424	91,906	88,810

Weighted average common shares and units outstanding - basic	93,747	93,561	92,982	89,792	88,326
Weighted average common shares and units outstanding - diluted	94,011	93,891	93,351	90,173	88,744

Market Capitalization
Market value of common equity	$7,205,867	$7,500,397	$7,496,342	$7,127,310	$5,918,298
Liquidation value of preferred equity/units	442,050	442,050	442,050	442,050	392,500
Consolidated debt	6,520,420	6,388,277	6,278,024	6,081,046	6,094,696
Consolidated market capitalization	$14,168,337	$14,330,724	$14,216,416	$13,650,406	$12,405,494
SLG portion of JV debt	2,135,361	2,031,576	1,919,749	1,940,840	1,824,515
Combined market capitalization	$16,303,698	$16,362,300	$16,136,165	$15,591,246	$14,230,009

Consolidated debt to market capitalization	46.0%	44.6%	44.2%	44.5%	49.1%
Combined debt to market capitalization	53.1%	51.5%	50.8%	51.5%	55.7%

Consolidated debt service coverage	2.1	2.2	2.3	2.1	2.2
Consolidated fixed charge coverage	1.8	1.9	2.0	1.8	1.8
Combined fixed charge coverage	1.6	1.7	1.8	1.6	1.7

Supplemental Information	Fourth Quarter 2012

SL Green Realty Corp. Key Financial Data December 31, 2012 (Dollars in Thousands Except Per Share and Sq. Ft.)

	As of or for the three months ended
	12/31/2012	9/30/2012	6/30/2012	3/31/2012	12/31/2011

Selected Balance Sheet Data
Real estate assets before depreciation	$11,667,698	$11,719,628	$11,512,204	$11,338,420	$11,202,854
Investments in unconsolidated joint ventures	$1,032,243	$1,020,790	$1,014,042	$1,022,931	$893,933
Debt and Preferred Equity Investments	$1,357,203	$1,071,641	$982,209	$999,573	$985,942
Cash and cash equivalents	$189,984	$162,363	$256,799	$133,665	$138,192
Investment in marketable securities	$21,429	$21,549	$23,502	$25,689	$25,323

Total assets	$14,387,754	$14,284,939	$14,139,113	$13,761,713	$13,483,852

Fixed rate & hedged debt	$4,922,725	$4,960,419	$4,966,192	$4,773,768	$4,832,209
Variable rate debt	1,597,695	1,427,858	1,311,832	1,307,278	1,262,487
Total consolidated debt	$6,520,420	$6,388,277	$6,278,024	$6,081,046	$6,094,696

Total liabilities	$7,218,194	$7,110,271	$6,998,546	$6,822,003	$6,833,513

Fixed rate & hedged debt - including SLG portion of JV debt	$6,181,112	$6,262,129	$6,362,471	$6,105,516	$6,176,764
Variable rate debt - including SLG portion of JV debt	2,474,669	2,157,724	1,835,302	1,916,370	1,742,447
Total combined debt	$8,655,781	$8,419,853	$8,197,773	$8,021,886	$7,919,211

Selected Operating Data
Property operating revenues	$309,429	$324,244	$309,273	$302,418	$294,495
Property operating expenses	(136,368)	(146,408)	(130,335)	(133,540)	(126,223)
Property operating NOI	$173,061	$177,836	$178,938	$168,878	$168,272
NOI from discontinued operations	116	765	(41)	545	1,945
Total property operating NOI - consolidated	$173,177	$178,601	$178,897	$169,423	$170,217
SLG share of property NOI from JVs	40,291	37,603	41,438	38,704	36,792
Total property operating NOI - combined	$213,468	$216,204	$220,335	$208,127	$207,009
Debt and preferred equity investment income	31,500	27,869	33,448	26,338	22,162
Other income	9,805	9,272	6,282	10,377	12,222
Gain on early extinguishment of debt from JVs	—	10,711	—	—	—
Income from discontinued operations	9,318	—	—	—	—
Marketing general & administrative expenses	(21,372)	(20,551)	(20,721)	(20,196)	(18,728)
EBITDA - combined	$242,719	$243,505	$239,344	$224,646	$222,665

Consolidated Debt to EBITDA (trailing-12 months)	8.1	8.1	8.1	8.4	8.2
Combined Debt to EBITDA (trailing-12 months)	8.9	8.9	8.9	9.2	8.8

SL Green Realty Corp. Key Financial Data December 31, 2012 (Dollars in Thousands Except Per Share and Sq. Ft.)

Manhattan Properties

	As of or for the three months ended
	12/31/2012	9/30/2012	6/30/2012	3/31/2012	12/31/2011

Selected Operating Data
Property operating revenues	$284,513	$280,419	$279,413	$276,528	$267,730
Property operating expenses	119,567	119,170	112,911	117,836	106,609
Property operating NOI	$164,946	$161,249	$166,502	$158,692	$161,121
NOI from discontinued operations	11	15	(41)	545	1,945
Total property operating NOI - consolidated	$164,957	$161,264	$166,461	$159,237	$163,066

Other income - consolidated	$1,954	$555	$1,071	$3,011	$2,263

SLG share of property NOI from unconsolidated JV	$35,161	$35,124	$36,989	$34,418	$32,300

Portfolio Statistics
Consolidated office buildings in service	27	28	27	26	26
Unconsolidated office buildings in service	9	7	7	7	7
	36	35	34	33	33

Consolidated office buildings in service - square footage	18,347,945	18,807,945	18,644,945	18,429,945	18,429,945
Unconsolidated office buildings in service - square footage	5,934,434	5,326,815	5,326,815	5,326,815	6,191,673
	24,282,379	24,134,760	23,971,760	23,756,760	24,621,618

Quarter end occupancy- same store - combined office (consolidated + joint venture)	93.8%	93.3%	93.2%	93.4%	93.0%

Office Leasing Statistics
Total office leases commenced	53	45	38	54	49

Commenced office square footage filling vacancy	83,819	97,524	70,537	194,731	57,944
Commenced office square footage on previously occupied space (M-T-M leasing) (1)	206,289	117,813	1,885,192	539,487	354,760
Total office square footage commenced	290,108	215,337	1,955,729	734,218	412,704

Average rent psf - leases commenced	$56.96	$48.73	$50.18	$69.81	$63.11
Previously escalated rents psf	$55.61	$52.65	$50.12	$53.14	$58.64
Percentage of new rent over previously escalated rents (1)	2.4%	-7.4%	0.1%	31.4%	7.6%
Tenant concession packages psf	$33.25	$52.96	$49.98	$22.41	$22.82
Free rent months	2.7	3.8	8.3	2.1	2.5

(1) Calculated on space that was occupied within the previous 12 months

SL Green Realty Corp. Key Financial Data December 31, 2012 (Dollars in Thousands Except Per Share and Sq. Ft.)

Suburban Properties (2)

	As of or for the three months ended
	12/31/2012	9/30/2012	6/30/2012	3/31/2012	12/31/2011

Selected Operating Data
Property operating revenues	$27,263	$25,796	$26,904	$26,038	$25,515
Property operating expenses	14,442	14,064	13,809	12,633	14,872
Property operating NOI	$12,821	$11,732	$13,095	$13,405	$10,643
NOI from discontinued operations	—	—	—	—	—
Total property operating NOI - consolidated	$12,821	$11,732	$13,095	$13,405	$10,643

Other income - consolidated	$185	$2,670	$1,100	$607	$459

SLG share of property NOI from unconsolidated JV	$2,021	$2,446	$4,442	$4,287	$4,448

Portfolio Statistics
Consolidated office buildings in service	25	25	25	25	25
Unconsolidated office buildings in service	5	5	6	6	6
	30	30	31	31	31

Consolidated office buildings in service - square footage	3,863,000	3,863,000	3,863,000	3,863,000	3,863,000
Unconsolidated office buildings in service - square footage	1,539,700	1,539,700	2,941,700	2,941,700	2,941,700
	5,402,700	5,402,700	6,804,700	6,804,700	6,804,700

Quarter end occupancy- same store - combined office (consolidated + joint venture)	81.3%	81.5%	82.4%	82.9%	82.6%

Office Leasing Statistics
Total office leases commenced	28	26	20	32	29

Commenced office square footage filling vacancy	32,545	52,998	7,450	39,641	36,978
Commenced office square footage on previously occupied space (M-T-M leasing) (1)	108,258	81,739	209,109	106,337	47,354
Total office square footage commenced	140,803	134,737	216,559	145,978	84,332

Average rent psf - leases commenced	$30.04	$31.89	$25.25	$33.74	$31.13
Previously escalated rents psf	$32.30	$32.48	$31.60	$35.36	$33.72
Percentage of new rent over previously escalated rents (1)	-7.0%	-1.8%	-20.1%	-4.6%	-7.7%
Tenant concession packages psf	$16.21	$14.32	$11.42	$8.62	$18.94
Free rent months	4.7	2.6	8.9	2.0	2.2

(1) Calculated on space that was occupied within the previous 12 months

(2) Excludes the west coast office portfolio

COMPARATIVE BALANCE SHEETS Unaudited ($000’s omitted)

	12/31/2012	9/30/2012	6/30/2012	3/31/2012	12/31/2011
Assets
Commercial real estate properties, at cost:
Land & land interests	2,886,099	2,937,866	2,872,122	2,816,831	2,684,626
Buildings & improvements fee interest	7,389,766	7,438,364	7,311,351	7,191,889	7,147,527
Buildings & improvements leasehold	1,346,748	1,331,190	1,316,523	1,317,492	1,302,790
Buildings & improvements under capital lease	40,340	12,208	12,208	12,208	12,208
	11,662,953	11,719,628	11,512,204	11,338,420	11,147,151
Less accumulated depreciation	(1,393,323)	(1,339,324)	(1,269,979)	(1,202,507)	(1,136,603)
	$10,269,630	$10,380,304	$10,242,225	$10,135,913	$10,010,548
Other real estate investments:
Investment in and advances to unconsolidated joint ventures	1,032,243	1,020,790	1,014,042	1,022,931	893,933
Debt and preferred equity investments, net	1,357,203	1,071,641	982,209	999,573	985,942

Assets held for sale, net	4,901	91,574	91,574	—	76,562
Cash and cash equivalents	189,984	162,363	256,799	133,665	138,192
Restricted cash	136,071	143,058	138,493	98,563	86,584
Investment in marketable securities	21,429	21,549	23,502	25,689	25,323
Tenant and other receivables, net of $21,652 reserve at 12/31/12	48,544	35,315	32,728	29,020	32,107
Related party receivables	7,531	—	7,793	7,665	4,001
Deferred rents receivable, net of reserve for tenant credit loss of $29,580 at 12/31/12	340,747	330,349	315,700	300,419	281,974
Deferred costs, net	261,145	253,137	249,147	211,728	210,786
Other assets	718,326	774,859	784,901	796,547	737,900

Total Assets	$14,387,754	$14,284,939	$14,139,113	$13,761,713	$13,483,852

COMPARATIVE BALANCE SHEETS Unaudited ($000’s omitted)

	12/31/2012	9/30/2012	6/30/2012	3/31/2012	12/31/2011
Liabilities
Mortgages and other loans payable	$4,615,464	$4,849,233	$4,861,463	$4,409,715	$4,314,741
Term loan and senior unsecured notes	1,734,956	1,176,252	1,173,769	1,171,331	1,270,656
Revolving credit facility	70,000	200,000	80,000	400,000	350,000
Accrued interest and other liabilities	73,769	100,528	114,003	116,498	126,135
Accounts payable and accrued expenses	159,598	147,452	140,910	137,500	142,428
Deferred revenue	321,764	360,752	352,151	373,573	357,193
Capitalized lease obligations	37,518	17,167	17,148	17,130	17,112
Deferred land lease payable	20,897	18,833	18,721	18,608	18,495
Dividends and distributions payable	37,839	29,154	30,126	29,652	28,398
Security deposits	46,253	47,698	47,463	47,996	46,367
Liabilities related to assets held for sale	136	63,202	62,792	—	61,988
Junior subordinated deferrable interest debentures	100,000	100,000	100,000	100,000	100,000
Total liabilities	$7,218,194	$7,110,271	$6,998,546	$6,822,003	$6,833,513

Noncontrolling interest in operating partnership (2,760 units outstanding) at 12/31/12	212,907	265,093	279,685	237,763	195,030
Series G Preferred Units	47,550	47,550	47,550	47,550	—
Series H Preferred Units	2,000	2,000	2,000	2,000	2,000

Equity
SL Green Realty Corp. Stockholders’ Equity:
Series C Perpetual Preferred Shares	180,340	180,340	274,022	274,022	274,022
Series D Perpetual Preferred Shares	—	—	96,321	96,321	96,321
Series I Perpetual Preferred Shares	221,965	222,245	—	—	—
Common stock, $.01 par value, 160,000 shares authorized, 94,896 issued and outstanding at 12/31/12	950	940	936	925	892
Additional paid—in capital	4,667,900	4,589,423	4,557,652	4,469,777	4,236,959
Treasury stock (3,646 shares) at 12/31/12	(322,858)	(319,905)	(319,866)	(319,866)	(308,708)
Accumulated other comprehensive loss	(29,587)	(29,281)	(28,413)	(24,376)	(28,445)
Retained earnings	1,701,092	1,728,150	1,741,160	1,665,547	1,704,506
Total SL Green Realty Corp. stockholders’ equity	6,419,802	6,371,912	6,321,812	6,162,350	5,975,547

Noncontrolling interest in other partnerships	487,301	488,113	489,520	490,047	477,762

Total equity	$6,907,103	$6,860,025	$6,811,332	$6,652,397	$6,453,309

Total Liabilities and Equity	$14,387,754	$14,284,939	$14,139,113	$13,761,713	$13,483,852

COMPARATIVE STATEMENTS OF OPERATIONS Unaudited ($000’s omitted)

	Three Months Ended		Three Months Ended	Twelve Months Ended
	December 31,	December 31,	September 30,	December 31,	December 31,
	2012	2011	2012	2012	2011
Revenues
Rental revenue, net	$268,067	$253,343	$281,447	$1,077,976	$961,935
Escalation and reimbursement revenues	41,362	41,152	42,797	167,388	145,596
Investment income	31,500	22,162	27,869	119,155	120,418
Other income	9,805	12,222	9,272	35,736	35,479
Total Revenues, net	350,734	328,879	361,385	1,400,255	1,263,428

Equity in net income (loss) from unconsolidated joint ventures	(4,570)	(6,080)	11,658	76,418	1,583
Gain (loss) on early extinguishment of debt	(6,978)	—	—	(6,978)	904

Expenses
Operating expenses	72,198	71,916	83,964	298,322	263,709
Ground rent	11,296	8,810	8,874	37,866	32,919
Real estate taxes	52,874	45,497	53,570	210,467	174,454
Loan loss and other investment reserves, net of recoveries	—	8,592	—	564	6,722
Transaction related costs	1,227	1,741	1,372	5,625	5,561
Marketing, general and administrative	21,372	18,728	20,551	82,840	80,103
Total Operating Expenses	158,967	155,284	168,331	635,684	563,468

Operating Income	180,219	167,515	204,712	834,011	702,447

Interest expense, net of interest income	82,277	78,876	85,828	330,569	285,917
Amortization of deferred financing costs	7,824	4,649	4,493	19,450	14,118
Depreciation and amortization	93,765	74,951	83,408	332,028	277,345
(Gain) Loss on equity investment in marketable securities	(2,703)	(4,999)	(2,237)	(4,940)	(4,866)

Income from Continuing Operations	(944)	14,038	33,220	156,904	129,933

Income (loss) from discontinued operations	9,127	1,115	217	9,116	5,780
Gain (loss) on sale of discontinued operations	—	—	—	6,627	46,085
Equity in net gain (loss) on sale of joint venture interest / real estate	19,277	(114)	(4,807)	37,053	2,918
Purchase price fair value adjustment	—	8,306	—	—	498,195
Depreciable real estate reserves, net of recoveries	—	(5,789)	—	—	(5,789)
Net Income	27,460	17,556	28,630	209,700	677,122

Net income attributable to noncontrolling interests	481	(7,202)	(2,402)	(11,188)	(29,712)
Dividends on preferred units	(574)	—	(571)	(2,107)	—

Net Income (Loss) Attributable to SL Green Realty Corp	27,367	10,354	25,657	196,405	647,410

Preferred stock redemption costs	—	—	(10,010)	(10,010)	—
Dividends on perpetual preferred shares	(7,407)	(7,545)	(7,915)	(30,411)	(30,178)

Net Income (Loss) Attributable to Common Stockholders	$19,960	$2,809	$7,732	$155,984	$617,232

Earnings per Share
Net income (loss) per share (basic)	$0.22	$0.03	$0.09	$1.75	$7.37
Net income (loss) per share (diluted)	$0.22	$0.03	$0.09	$1.74	$7.33

COMPARATIVE COMPUTATION OF FFO AND FAD Unaudited ($000’s omitted - except per share data)

		Three Months Ended		Three Months Ended	Twelve Months Ended
		December 31,	December 31,	September 30,	December 31,	December 31,
		2012	2011	2012	2012	2011
Funds from Operations
Net Income Attributable to Common Stockholders		$19,960	$2,809	$7,732	$155,984	$617,232

Add:	Depreciation and amortization	93,765	74,951	83,408	332,028	277,345
	Discontinued operations depreciation adjustments	21	—	21	82	676
	Joint ventures depreciation and noncontrolling interests adjustments	13,417	8,005	6,669	35,593	31,179
	Net income attributable to noncontrolling interests	(481)	7,202	2,402	11,188	29,712
Less:	Gain (loss) on sale of discontinued operations	—	—	—	6,627	46,085
	Equity in net gain (loss) on sale of joint venture property / real estate	19,277	(114)	(4,807)	37,053	2,918
	Purchase price fair value adjustment	—	8,306	—	—	498,195
	Depreciable real estate reserves, net of recoveries	—	(5,789)	—	—	(5,789)
	Non-real estate depreciation and amortization	243	255	220	940	922
	Funds From Operations	$107,162	$90,309	$104,819	$490,255	$413,813

	Funds From Operations - Basic per Share	$1.14	$1.02	$1.12	$5.30	$4.83

	Funds From Operations - Diluted per Share	$1.14	$1.02	$1.12	$5.28	$4.80

Funds Available for Distribution
FFO		$107,162	$90,309	$104,819	490,255	413,813

Add:	Non real estate depreciation and amortization	243	255	220	940	922
	Amortization of deferred financing costs	7,824	4,649	4,493	19,450	14,118
	Non-cash deferred compensation	16,325	17,987	9,334	42,414	42,192
Less:	FAD adjustment for Joint Ventures	5,937	192	2,828	15,611	12,766
	FAD adjustment for discontinued operations	—	1,265	—	—	4,992
	Straight-line rental income and other non cash adjustments	13,866	24,562	15,684	129,746	119,707
	Second cycle tenant improvements	18,564	19,979	13,144	45,950	62,159
	Second cycle leasing commissions	4,173	8,178	4,209	28,445	21,819
	Revenue enhancing recurring CAPEX	530	1,288	564	2,277	4,065
	Non-revenue enhancing recurring CAPEX	18,850	11,413	6,062	39,790	24,322

Funds Available for Distribution		$69,634	$46,323	$76,375	$291,240	$221,216
	Diluted per Share	$0.74	$0.52	$0.81	$3.14	$2.57

First cycle tenant improvements		$4,508	$12,156	$1,998	$16,093	$36,418
First cycle leasing commissions		$5,528	$5,184	$5,409	$11,371	$8,845
Redevelopment Costs		$6,600	$9,942	$5,986	$27,189	$26,348

Payout Ratio of Funds from Operations		29.0%	24.6%	22.4%	20.5%	11.5%
Payout Ratio of Funds Available for Distribution		44.6%	47.9%	30.7%	34.4%	21.4%

CONSOLIDATED STATEMENT OF EQUITY Unaudited ($000’s omitted)

									Accumulated
	Series C	Series D	Series I						Other
	Preferred	Preferred	Preferred	Common	Additional	Treasury	Retained	Noncontrolling	Comprehensive
	Stock	Stock	Stock	Stock	Paid-In Capital	Stock	Earnings	Interests	Income	TOTAL

Balance at December 31, 2011	$274,022	$96,321	$—	$892	$4,236,959	$(308,708)	$1,704,506	$477,762	$(28,445)	$6,453,309

Net Income attributable to SL Green							186,394	5,720		192,114
Preferred Dividend							(30,411)			(30,411)
Cash distributions declared ($1.08 per common share)							(98,159)			(98,159)
Cash distributions to noncontrolling interests								(21,946)		(21,946)
Comprehensive Income - Unrealized loss on derivative instruments									1,131	1,131
Comprehensive Income - SLG share unrealized loss on derivative instruments of JVs									1,339	1,339
Comprehensive Income - Unrealized loss on marketable securities									(3,612)	(3,612)
Net proceeds from exercise of stock options				4	13,169					13,173
Redemption of units and dividend reinvestment proceeds				13	99,557					99,570
Conversion of units of Operating Partnership to common stock				11	87,502					87,513
Consolidation of joint venture								25,765		25,765
Reallocation of noncontrolling interests in the operating partnership							(61,238)			(61,238)
Issuance of preferred stock			221,965							221,965
Redemption of preferred stock	(93,682)	(96,321)								(190,003)
Issuance of common stock				27	201,252					201,279
Deferred compensation plan				3	719	(14,150)				(13,428)
Amortization of deferred compensation					28,742					28,742
Balance at December 31, 2012	$180,340	$—	$221,965	$950	$4,667,900	$(322,858)	$1,701,092	$487,301	$(29,587)	$6,907,103

RECONCILIATION OF SHARES AND UNITS OUTSTANDING, AND DILUTION COMPUTATION

	Common Stock	OP Units	Stock-Based Compensation	Sub-total	Preferred Stock	Diluted Shares

Share Count at December 31, 2011	86,045,684	2,764,737		88,810,421	—	88,810,421

YTD share activity	5,203,948	(4,979)		5,198,969		5,198,969
Share Count at December 31, 2012 - Basic	91,249,632	2,759,758	—	94,009,390	—	94,009,390

Weighting factor	(1,930,205)	447,513	346,509	(1,136,183)		(1,136,183)
Weighted Average Share Count at December 31, 2012 - Diluted	89,319,427	3,207,271	346,509	92,873,207	—	92,873,207

JOINT VENTURE STATEMENTS Balance Sheet for Unconsolidated Joint Ventures Unaudited ($000’s omitted)

	December 31, 2012		December 31, 2011
	Total	SLG Interest	Total	SLG Interest
Land & land interests	$1,967,727	$875,435	$1,468,878	$673,695
Buildings & improvements fee interest	5,521,306	2,341,441	4,686,948	2,024,794
Buildings & improvements leasehold	7,491	3,371	29,708	13,369
	7,496,524	3,220,247	6,185,534	2,711,858
Less accumulated depreciation	(585,533)	(243,383)	(486,421)	(201,221)

Net real estate	$6,910,991	$2,976,864	$5,699,113	$2,510,637

Cash and cash equivalents	77,456	29,416	93,646	40,568
Restricted cash	130,350	49,237	63,492	30,709
Debt investments	—	—	—	—
Tenant and other receivables, net of $2,061 reserve at 12/31/12	39,263	15,332	26,718	9,582
Deferred rents receivable, net of reserve for tenant credit loss of $3,222 at 12/31/12	89,153	32,703	80,015	31,732
Deferred costs, net	163,022	61,573	92,110	40,394
Other assets	228,869	94,261	243,615	105,909

Total assets	$7,639,104	$3,259,386	$6,298,709	$2,769,531

Mortgage loans payable	$5,358,048	$2,135,361	$4,131,890	$1,824,515
Derivative instruments-fair value	33,457	16,687	35,398	17,713
Accrued interest and other liabilities	14,754	5,514	11,269	4,806
Accounts payable and accrued expenses	99,869	45,564	68,371	33,896
Deferred revenue	240,641	113,807	130,379	49,068
Security deposits	18,208	7,706	5,508	2,697
Contributed Capital (1)	1,874,127	934,747	1,915,894	836,836

Total liabilities and equity	$7,639,104	$3,259,386	$6,298,709	$2,769,531

As of December 31, 2012 the Company had twenty six unconsolidated joint venture interests. These interests are accounted for using the equity method of accounting and are not consolidated into the Company’s financial statements. We have consolidated the following joint ventures: a 51% interest in 919 Third Avenue, a 51% interest in 680 Washington Avenue, a 51% interest in 750 Washington Avenue, a 49.9% interest in 180 Maiden Lane, a 87.5% interest in 1080 Amsterdam Avenue and 80% interests in 19-21 East 65th Street, 44 West 55th Street, 400 East 57th Street, 400 East 58th Street, 752-760 Madison Avenue and 762 Madison Avenue.

(1)         Contributed capital reflects our share of capital based on the fair value of partially sold or contributed properties, while the investment in unconsolidated joint venture balance reflected on the  face of the balance sheet reflects the actual capital invested in the joint venture.

JOINT VENTURE STATEMENTS Statements of Operations for Unconsolidated Joint Ventures Unaudited ($000’s omitted)

			Three Months Ended
	Three Months Ended December 31, 2012		September 30, 2012	Three Months Ended December 31, 2011
	Total	SLG Interest	SLG Interest	Total	SLG Interest
Revenues
Rental revenue, net	$127,850	$49,905	$43,131	$102,078	$43,260
Escalation and reimbursement revenues	10,931	4,148	3,636	8,631	3,815
Other income	7,789	3,688	3,774	8,172	4,079
Total Revenues, net	$146,570	$57,741	$50,541	$118,881	$51,154

Expenses
Operating expenses	$29,765	$11,230	$7,898	$19,279	$8,608
Ground rent	658	—	—	940	117
Real estate taxes	15,748	6,220	5,040	12,851	5,637
Total Operating Expenses	$46,171	$17,450	$12,938	$33,070	$14,362

NOI	$100,399	$40,291	$37,603	$85,811	$36,792
Cash NOI	$93,381	$38,027	$36,364	$78,738	$35,315

Transaction related costs	$752	$306	$455	$96	$44
Interest expense, net of interest income	60,948	21,540	19,901	61,618	26,702
Amortization of deferred financing costs	2,730	1,104	958	2,742	1,095
Depreciation and amortization	58,587	21,911	15,342	35,332	15,031

Gain on early extinguishment of debt	—	—	10,711	—	—

Net Income (Loss)	$(22,618)	$(4,570)	$11,658	$(13,977)	$(6,080)

Plus: Real estate depreciation	58,587	21,911	15,347	35,288	15,021
FFO Contribution	$35,969	$17,341	$27,005	$21,311	$8,941

FAD Adjustments:
Add: Non real estate depreciation and amortization	$2,730	$1,104	$953	$2,786	$1,105
Less: Straight-line rental income and other non-cash adjustments	(7,055)	(2,244)	(1,774)	(2,949)	480
Less: Second cycle tenant improvement	(7,791)	(3,261)	(1,774)	(3,114)	(1,431)
Less: Second cycle leasing commissions	(2,761)	(971)	(175)	(520)	(255)
Less: Recurring CAPEX	(1,585)	(565)	(58)	(210)	(91)
FAD Adjustment	$(16,462)	$(5,937)	$(2,828)	$(4,007)	$(192)

JOINT VENTURE STATEMENTS Statements of Operations for Unconsolidated Joint Ventures Unaudited ($000’s omitted)

	Twelve Months Ended December 31, 2012		Twelve Months Ended December 31, 2011
	Total	SLG Interest	Total	SLG Interest
Revenues
Rental revenue, net	$444,783	$185,222	$411,174	$181,498
Escalation and reimbursement revenues	35,841	14,601	38,711	18,319
Other income	30,533	14,790	31,050	12,727
Total Revenues, net	$511,157	$214,613	$480,935	$212,544

Expenses
Operating expenses	$80,722	$33,941	$71,830	$33,675
Ground rent	2,975	155	3,683	474
Real estate taxes	53,613	22,481	51,511	23,499
Total Operating Expenses	$137,310	$56,577	$127,024	$57,648

NOI	$373,847	$158,036	$353,911	$154,896
Cash NOI	$346,859	$149,843	$331,513	$149,769

Transaction related costs	$2,044	$960	$2,665	$1,173
Interest expense, net of interest income	221,476	86,268	210,489	88,546
Amortization of deferred financing costs	9,739	3,859	12,911	4,996
Depreciation and amortization	166,336	69,116	137,070	58,598

Gain on early extinguishment of debt	21,421	10,711	—	—

Net Income (Loss)	$(4,327)	$8,544	$(9,224)	$1,583

Plus: Real estate depreciation	166,296	69,108	136,933	58,568
FFO Contribution	$161,969	$77,652	$127,709	$60,151

FAD Adjustments:
Add: Non real estate depreciation and amortization	$9,779	$3,867	$13,048	$5,027
Less: Straight-line rental income and other non-cash adjustments	(27,880)	(8,810)	(20,499)	(4,507)
Less: Second cycle tenant improvement	(18,017)	(6,457)	(19,655)	(9,407)
Less: Second cycle leasing commissions	(10,459)	(3,465)	(8,038)	(3,336)
Less: Recurring CAPEX	(2,177)	(746)	(1,609)	(543)
FAD Adjustment	$(48,754)	$(15,611)	$(36,753)	$(12,766)

SELECTED FINANCIAL DATA Property NOI and Coverage Ratios Unaudited ($000’s omitted)

	Three Months Ended		Three Months Ended	Twelve Months Ended
	December 31,	December 31,	September 30,	December 31,	December 31,
	2012	2011	2012	2012	2011
Property NOI

Property operating NOI	$173,061	$168,272	$177,836	$698,713	$636,457
NOI from discontinued operations	116	1,945	765	1,385	10,878
Total property operating NOI - consolidated	173,177	170,217	178,601	700,098	647,335
SLG share of property NOI from JVs	40,291	36,792	37,603	158,036	154,892
NOI	$213,468	$207,009	$216,204	$858,134	$802,227

Less: Free rent (net of amortization)	1,696	6,725	1,146	11,011	18,737
Net FAS 141 adjustment	1,977	2,101	1,856	6,096	15,680
Straightline revenue adjustment	15,962	19,065	15,640	68,106	87,022

Plus: Allowance for S/L tenant credit loss	121	2,127	(501)	3,489	7,263
Ground lease straight-line adjustment	2,208	113	192	2,782	262
Cash NOI	$196,162	$181,358	$197,253	$779,192	$688,313

Components of Consolidated Debt Service and Fixed Charges

Interest expense	82,563	79,700	86,355	331,980	290,171
Fixed amortization principal payments	12,948	10,353	12,230	50,305	36,647
Total Consolidated Debt Service	95,511	90,053	98,585	382,285	326,818

Payments under ground lease arrangements	9,088	8,923	8,682	35,084	33,182
Dividends on preferred units	574	—	571	2,107	—
Dividends on perpetual preferred shares	7,407	7,545	7,915	30,411	30,178
Total Consolidated Fixed Charges	112,580	106,521	115,753	449,887	390,178

Consolidated Interest Coverage Ratio	2.4	2.4	2.5	2.5	2.7
Consolidated Debt Service Coverage Ratio	2.1	2.2	2.2	2.2	2.4
Consolidated Fixed Charge Coverage Ratio	1.8	1.8	1.9	1.9	2.0

SELECTED FINANCIAL DATA 2012 Same Store - Consolidated Unaudited ($000’s omitted)

		Three Months Ended			Three Months Ended	Twelve Months Ended
		December 31,	December 31,		September 30,	December 31,	December 31,
		2012	2011	%	2012	2012	2011	%
Revenues
	Rental revenue, net	$218,378	$213,454	2.3%	$215,167	$863,841	$859,184	0.5%
	Escalation & reimbursement revenues	28,976	30,846	-6.1%	29,763	120,305	121,725	-1.2%
	Other income	1,978	2,600	-23.9%	3,177	10,845	8,588	26.3%
	Total Revenues	249,332	246,900	1.0%	248,107	994,991	989,497	0.6%
Expenses
	Operating expenses	54,413	54,888	-0.9%	56,220	217,512	218,781	-0.6%
	Ground rent	11,555	9,047	27.7%	9,038	38,641	33,768	14.4%
	Real estate taxes	40,455	37,154	8.9%	39,512	160,775	153,257	4.9%
	Transaction related costs	—	3	-100.0%	—	—	173	-100.0%
		106,423	101,092	5.3%	104,770	416,928	405,979	2.7%

	Operating Income	142,909	145,808	-2.0%	143,337	578,063	583,518	-0.9%

	Interest expense & amortization of financing costs	49,121	47,358	3.7%	49,495	192,726	184,078	4.7%
	Depreciation & amortization	61,784	60,998	1.3%	61,526	243,696	238,791	2.1%

	Income before noncontrolling interest	32,004	37,452	-14.5%	32,316	141,641	160,649	-11.8%
Plus:	Real estate depreciation & amortization	61,774	60,989	1.3%	61,516	243,656	238,754	2.1%

	FFO Contribution	93,778	98,441	-4.7%	93,832	385,297	399,403	-3.5%

Less:	Non—building revenue	92	477	-80.7%	1,255	3,206	1,687	90.0%

Plus:	Transaction related costs	—	3	-100.0%	—	—	173	-100.0%
	Interest expense & amortization of financing costs	49,121	47,358	3.7%	49,495	192,726	184,078	4.7%
	Non-real estate depreciation	10	9	11.1%	10	40	37	8.1%
	NOI	142,817	145,334	-1.7%	142,082	574,857	582,004	-1.2%

Cash Adjustments
Less:	Free rent (net of amortization)	818	4,385	-81.3%	452	6,567	12,611	-47.9%
	Straightline revenue adjustment	11,317	15,509	-27.0%	10,126	48,347	70,730	-31.6%
	Rental income - FAS 141	3,906	4,212	-7.3%	4,168	17,389	21,159	-17.8%
Plus:	Ground lease straight-line adjustment	2,186	44	4868.2%	172	2,702	440	514.1%
	Allowance for S/L tenant credit loss	(128)	1,701	-107.5%	(581)	2,325	5,455	-57.4%
	Cash NOI	$128,834	$122,973	4.8%	$126,927	$507,581	$483,399	5.0%

Operating Margins
	NOI to real estate revenue, net	57.33%	58.57%		57.69%	57.83%	58.60%
	Cash NOI to real estate revenue, net	51.72%	49.56%		51.59%	51.06%	48.67%

	NOI before ground rent/real estate revenue, net	61.97%	62.22%		61.36%	61.71%	61.99%
	Cash NOI before ground rent/real estate revenue, net	55.48%	53.19%		55.14%	54.67%	52.02%

SELECTED FINANCIAL DATA
2012 Same Store - Joint Venture
Unaudited
($000’s omitted)

		Three Months Ended			Three Months Ended	Twelve Months Ended
		December 31,	December 31,		September 30,	December 31,	December 31,
		2012	2011	%	2012	2012	2011	%
Revenues
	Rental revenue, net	$31,184	$30,207	3.2%	$31,012	$123,362	$118,833	3.8%
	Escalation & reimbursement revenues	1,863	2,062	-9.7%	1,976	7,400	7,700	-3.9%
	Other income	78	23	239.1%	10,911	11,128	2,467	351.1%
	Total Revenues	33,125	32,292	2.6%	43,899	141,890	129,000	10.0%
Expenses
	Operating expenses	4,646	4,871	-4.6%	4,987	18,702	18,735	-0.2%
	Ground rent	—	—	0.0%	—	—	—	0.0%
	Real estate taxes	2,344	2,590	-9.5%	2,586	10,523	10,918	-3.6%
	Transaction related costs	41	—	—	22	63	60	—
		7,031	7,461	-5.8%	7,595	29,288	29,713	-1.4%

	Operating Income	26,094	24,831	5.1%	36,304	112,602	99,287	13.4%

	Interest expense & amortization of financing costs	13,095	13,207	-0.8%	13,297	52,573	52,283	0.6%
	Depreciation & amortization	10,116	9,947	1.7%	9,824	39,438	39,184	0.6%

	Income before noncontrolling interest	2,883	1,677	71.9%	13,183	20,591	7,820	163.3%
Plus:	Real estate depreciation & amortization	10,116	9,938	1.8%	9,829	39,429	39,157	0.7%

	FFO Contribution	12,999	11,615	11.9%	23,012	60,020	46,977	27.8%

Less:	Non—building revenue	93	68	36.8%	10,767	10,953	202	5322.3%

Plus:	Transaction related costs	41	—	0.0%	22	63	60	5.0%
	Interest expense & amortization of financing costs	13,095	13,207	-0.8%	13,297	52,573	52,283	0.6%
	Non-real estate depreciation	—	9	-100.0%	(5)	9	27	-66.7%
	NOI	26,042	24,763	5.2%	25,559	101,712	99,145	2.6%

Cash Adjustments
Less:	Free rent (net of amortization)	273	404	0.0%	126	309	2,142	86%
	Straightline revenue adjustment	853	849	8.0%	795	3,119	3,151	-1.0%
	Rental income - FAS 141	561	328	71.0%	488	1,895	1,452	30.5%
Plus:	Ground lease straight-line adjustment	—	—	0.0%	—	—	—	0.0%
	Allowance for S/L tenant credit loss	(185)	136	-236.0%	72	33	593	-94.4%
	Cash NOI	$24,170	$23,318	3.7%	$24,222	$96,422	$92,993	3.7%

Operating Margins
	NOI to real estate revenue, net	78.84%	76.85%		77.14%	77.68%	76.98%
	Cash NOI to real estate revenue, net	73.17%	72.36%		73.11%	73.64%	72.20%

	NOI before ground rent/real estate revenue, net	78.84%	76.85%		77.14%	77.68%	76.98%
	Cash NOI before ground rent/real estate revenue, net	73.73%	71.94%		72.89%	73.61%	71.74%

SELECTED FINANCIAL DATA
2012 Same Store - Combined
Unaudited
($000’s omitted)

		Three Months Ended			Three Months Ended	Twelve Months Ended
		December 31,	December 31,		September 30,	December 31,	December 31,
		2012	2011	%	2012	2012	2011	%
Revenues
	Rental revenue, net	$249,562	$243,661	2.4%	$246,179	$987,203	$978,017	0.9%
	Escalation & reimbursement revenues	30,839	32,908	-6.3%	31,739	127,705	129,425	-1.3%
	Other income	2,056	2,623	-21.6%	14,088	21,973	11,055	98.8%
	Total Revenues	282,457	279,192	1.2%	292,006	1,136,881	1,118,497	1.6%
Expenses
	Operating expenses	59,059	59,759	-1.2%	61,207	236,214	237,516	-0.5%
	Ground rent	11,555	9,047	27.7%	9,038	38,641	33,768	14.4%
	Real estate taxes	42,799	39,744	7.7%	42,098	171,298	164,175	4.3%
	Transaction related costs	41	3	1266.7%	22	63	233	-73.0%
		113,454	108,553	4.5%	112,365	446,216	435,692	2.4%

	Operating Income	169,003	170,639	-1.0%	179,641	690,665	682,805	1.2%

	Interest expense & amortization of financing costs	62,216	60,565	2.7%	62,792	245,299	236,361	3.8%
	Depreciation & amortization	71,900	70,945	1.3%	71,350	283,134	277,975	1.9%

	Income before noncontrolling interest	34,887	39,129	-10.8%	45,499	162,232	168,469	-3.7%
Plus:	Real estate depreciation & amortization	71,890	70,927	1.4%	71,345	283,085	277,911	1.9%

	FFO Contribution	106,777	110,056	-3.0%	116,844	445,317	446,380	-0.2%

Less:	Non—building revenue	185	545	-66.1%	12,022	14,159	1,889	649.6%

Plus:	Transaction related costs	41	3	1266.7%	22	63	233	-73.0%
	Interest expense & amortization of financing costs	62,216	60,565	2.7%	62,792	245,299	236,361	3.8%
	Non-real estate depreciation	10	18	-44.4%	5	49	64	-23.4%
	NOI	168,859	170,097	-0.7%	167,641	676,569	681,149	-0.7%

Cash Adjustments
Less:	Free rent (net of amortization)	1,091	4,789	0.0%	578	6,876	14,753	53%
	Straightline revenue adjustment	12,170	16,358	8.0%	10,921	51,466	73,881	-30.3%
	Rental income - FAS 141	4,467	4,540	-1.6%	4,656	19,284	22,611	-14.7%
Plus:	Ground lease straight-line adjustment	2,186	44	4868.2%	172	2,702	440	514.1%
	Allowance for S/L tenant credit loss	(313)	1,837	-117.0%	(509)	2,358	6,048	-61.0%
	Cash NOI	$153,004	$146,291	4.6%	$151,149	$604,003	$576,392	4.8%

Operating Margins
	NOI to real estate revenue, net	59.36%	61.03%		59.84%	60.12%	60.98%
	Cash NOI to real estate revenue, net	53.79%	52.49%		53.95%	53.67%	51.60%

	NOI before ground rent/real estate revenue, net	63.42%	64.28%		63.06%	63.55%	64.00%
	Cash NOI before ground rent/real estate revenue, net	57.96%	55.08%		57.36%	56.89%	54.08%

DEBT SUMMARY SCHEDULE - Consolidated

Unaudited
($000’s omitted)

	Principal		2013				As-Of
	Outstanding		Principal	Maturity		Due at	Right	Earliest
	12/31/2012	Coupon (1)	Amortization	Date		Maturity	Extension	Prepayment
Fixed rate debt
Secured fixed rate debt
220 East 42nd Street	185,906	5.25%	3,564	Nov-13		182,342	—	Open
125 Park Avenue	146,250	5.75%	—	Oct-14		146,250	—	Open
711 Third Avenue	120,000	4.99%	—	Jun-15		120,000	—	Open
625 Madison Avenue	125,603	7.22%	4,774	Nov-15		109,537	—	Open
500 West Putnam Avenue	24,060	5.52%	531	Jan-16		22,376	—	Open
420 Lexington Avenue	184,992	7.50%	2,148	Sep-16		175,740	—	Open
1-6 Landmark Square	84,486	4.00%	1,576	Dec-16		77,936	—	Jun-13
300 Main Street	11,500	5.75%	—	Feb-17		11,500	—	Open
485 Lexington Avenue	450,000	5.61%	—	Feb-17		450,000	—	Open
120 West 45th Street	170,000	6.12%	—	Feb-17		170,000	—	Open
762 Madison Avenue	8,371	3.75%	160	Feb-17		7,664	—	Aug-13
2 Herald Square	191,250	5.36%	—	Apr-17		191,250	—	Open
885 Third Avenue	267,650	6.26%	—	Jul-17		267,650	—	Open
1 Madison Avenue - South Building	607,678	5.91%	20,342	May-20		404,531	—	Open
100 Church Street	230,000	4.68%	—	Jul-22		197,784	—	Open
919 Third Avenue	500,000	5.12%	—	Jun-23		450,608	—	Jun-13
400 East 57th Street	70,000	4.13%	—	Jan-24		1,168	—	Open
400 East 58th Street	30,000	4.13%	—	Jan-24		501	—	Open
	3,407,746	5.63%	33,095			2,986,837
Secured fixed rate debt - Other
609 Partners, LLC	23	5.00%	—	Jul-14		23	—	Open
Preferred Equity Investment	50,000	8.00%	—	Sep-19		50,000	—	Open
	50,023	8.00%	—			50,023
Unsecured fixed rate debt
Unsecured notes	75,898	5.88%	—	Aug-14		75,898	—	Open
Unsecured notes	255,165	6.00%	—	Mar-16		255,308	—	Open
Term loan (swapped)	30,000	3.20%	—	Mar-18		30,000	—	Open
Convertible notes	287,373	3.00%	—	Oct-17		345,000	—	Open
Unsecured notes	249,620	5.00%	—	Aug-18		250,000	—	Open
Unsecured notes	250,000	7.75%	—	Mar-20		250,000	—	Open
Unsecured notes	200,000	4.50%	—	Dec-22		200,000	—	Open
Convertible notes	7	4.00%	—	Jun-25	(2)	7	—	Jun-15
Convertible notes	16,893	3.00%	—	Mar-27	(3)	16,893	—	Mar-17
Junior subordinated deferrable interest debentures	100,000	5.61%	—	Jul-35		100,000	—	—
	1,464,956	5.21%	—			1,523,106
Total Fixed Rate Debt/Wtd Avg	4,922,725	5.53%	33,095			4,559,966
Floating rate debt
Secured floating rate debt
Debt & preferred equity facility (Libor + 300 bps)	116,667	3.21%	—	Sep-13		116,667	Sep-14	Open
180 Maiden Lane (Libor + 211.25 bps)	271,215	2.42%	8,153	Nov-16		240,703	—	Open
1515 Broadway (Libor + 285 bps)	769,813	3.60%	8,248	Apr-18		719,320	—	Open
	1,157,695	3.28%	16,401			1,076,690
Unsecured floating rate debt
Revolving credit facility (Libor + 145 bps)	70,000	1.67%	—	Mar-17		70,000	Mar-18	Open
Term loan (Libor + 165 bps)	370,000	1.87%	—	Mar-18		370,000	—	Open
	440,000	1.84%	—			440,000

Total Floating Rate Debt/Wtd Avg	1,597,695	2.89%	16,401			1,516,690

Total Debt/Wtd Avg - Consolidated	6,520,420	4.88%	49,496			6,076,656

Total Debt/Wtd Avg - Joint Venture	2,135,361	4.19%

Weighted Average Balance & Interest Rate with SLG JV Debt	8,687,007	4.88%

(1) Effective Libor at the quarter end used to determine coupon on floating rate debt. Certain loans are subject to Libor floors.

(2) Notes can be put to the Company, at the option of the holder, on June 15, 2015.

(3) Notes can be put to the Company, at the option of the holder, on March 30, 2017.

DEBT SUMMARY SCHEDULE - Unconsolidated Joint Ventures

Unaudited
($000’s omitted)

	Principal Outstanding			2013				As-Of
	12/31/2012			Principal	Maturity		Due at	Right	Earliest
	Gross Principal	SLG Share	Coupon (1)	Amortization	Date		Maturity	Extension	Prepayment
Fixed rate debt
1604-1610 Broadway	27,000	12,150	5.66%	—	Jul-12	(2)	12,150	—	Open
21 East 66th Street	12,000	3,874	5.63%		Apr-13		3,874		Open
100 Park Avenue	212,287	105,931	6.64%	1,248	Sep-14		105,931	—	Open
7 Renaissance	856	428	10.00%	—	Feb-15		428	—	Open
11 West 34th Street	17,491	5,247	4.82%	86	Jan-16		4,977	—	Open
280 Park Avenue	710,000	351,177	6.55%	1,667	Jun-16		341,953	—	Open
21-25 West 34th Street	100,000	50,000	5.76%	—	Dec-16		50,000	—	Open
1745 Broadway	340,000	109,650	5.68%	—	Jan-17		109,650	—	Open
Jericho Plaza	163,750	33,176	5.65%	—	May-17		33,176	—	Open
800 Third Avenue	20,910	8,981	6.00%	—	Aug-17		8,981	—	Open
315 West 36th Street	25,000	8,875	3.04%	—	Dec-17		8,875	—	Open
388/390 Greenwich Street	996,081	503,997	3.20%	—	Dec-17		503,997	—	Open
717 Fifth Avenue (mortgage)	300,000	32,750	4.45%	—	Jul-22		32,750	—	Aug-15
717 Fifth Avenue (mezzanine)	294,509	32,151	9.00%	—	Jun-24		32,151	—	Open
Total Fixed Rate Debt/Wtd Avg	3,219,884	1,258,387	5.05%	3,002			1,248,893

Floating rate debt
29 West 34th Street (Libor + 165 bps)	53,375	26,688	2.21%	—	May-13		26,688	—	Open
1552 Broadway (Libor + 300 bps)	113,869	56,935	3.21%	—	Aug-13		56,935	—	Open
16 Court Street (Libor + 250 bps)	84,916	29,721	2.71%	—	Oct-13		29,721	—	Open
180-182 Broadway (Libor + 275 bps)	71,524	18,239	2.96%	—	Dec-13		18,239	—	Open
West Coast Office Portfolio (mortgage) (Libor + 314 bps)	677,785	187,270	3.39%	20,700	Sep-14		145,827	—	Open
West Coast Office Portfolio (mezzanine) (Libor +950 bps)	67,241	18,579	10.00%	—	Sep-14		18,579	—	Open
747 Madison (Libor + 275 bps)	33,125	11,041	3.00%	—	Oct-14		11,041	—	Open
Meadows (Libor + 575 bps)	57,000	28,500	7.75%	—	Sep-15		28,500	—	Open
3 Columbus Circle (Libor + 210 bps)	247,253	120,907	2.45%	3,107	Apr-16		111,333	—	Open
Mezzanine Debt (Libor + 90 bps)	30,000	15,000	1.11%	—	Jun-16		15,000	—	Open
724 Fifth Avenue (Libor + 235 bps)	120,000	60,000	2.56%	—	Jan-17		60,000	—	Open
10 East 53rd Street (Libor +250 bps)	125,000	68,750	2.71%	—	Feb-17		68,750	—	Mar-14
33 Beekman (Libor + 275 bps)	18,362	8,428	2.96%	—	Aug-17		8,428	—	Open
600 Lexington Avenue (Libor + 200 bps)	124,384	68,411	2.32%	2,060	Oct-17		58,185	—	Open
388/390 Greenwich Street (Libor + 115 bps)	142,297	71,999	1.36%	—	Dec-17		71,999	—	Open
521 Fifth Avenue (Libor + 220 bps)	170,000	85,850	2.41%	—	Nov-19		85,850	—	Open
21 East 66th Street (T + 275 bps)	2,033	656	2.88%	16	Jun-33		640	—	Open
Total Floating Rate Debt/Wtd Avg	2,138,164	876,974	2.96%	25,883			815,715

Total Joint Venture Debt/Wtd Avg	5,358,048	2,135,361	4.19%	28,884			2,064,608

(1) Effective Libor at the quarter end used to determine coupon on floating rate debt. Certain loans are subject to Libor floors.

(2) The loan went into default in November 2009 due to the non-payment of debt service. The joint venture is in discussions with the special servicer to resolve this default.

Covenants

Revolving Credit Facility Covenants
	Actual		Required
Total Debt / Total Assets	47.2%		Less than 60%
Fixed Charge Coverage	1.8	x	Greater than 1.5x

Unsecured Notes Covenants
	Actual		Required
Total Debt / Total Assets	36.0%		Less than 60%
Secured Debt / Total Assets	16.0%		Less than 40%
Debt Service Coverage	2.8	x	Greater than 1.5x
Unencumbered Assets / Unsecured Debt	410.0%		Greater than 150%

DEBT SUMMARY SCHEDULE - Reckson Operating Partnership

Unaudited
($000’s omitted)

Consolidated

	Principal		2013				As-Of
	Outstanding		Principal	Maturity		Due at	Right	Earliest
	12/31/2012	Coupon (1)	Amortization	Date		Maturity	Extension	Prepayment
Fixed rate debt

Secured fixed rate debt
919 Third Avenue	500,000	5.12%	—	Jun-23		450,608	—	Jun-13
	500,000	5.12%	—			450,608

Secured fixed rate debt - Other
609 Partners, LLC	23	5.00%	—	Jul-14		23	—	Open
Preferred Equity Investment	50,000	8.00%	—	Sep-19		50,000	—	Open
	50,023	8.00%	—			50,023

Unsecured fixed rate debt
Unsecured notes	75,898	5.88%	—	Aug-14		75,898	—	Open
Unsecured notes	255,165	6.00%	—	Mar-16		255,308	—	Open
Term loan (swapped)	30,000	3.20%	—	Mar-18		30,000	—	Open
Unsecured notes	249,620	5.00%	—	Aug-18		250,000	—	Open
Unsecured notes	250,000	7.75%	—	Mar-20		250,000	—	Open
Unsecured notes	200,000	4.50%	—	Dec-22		200,000	—	Open
Convertible notes	7	4.00%	—	Jun-25	(2)	7	—	Jun-15
	1,060,690	5.81%	—			1,061,213

Total Fixed Rate Debt/Wtd Avg	1,610,713	5.66%	—			1,561,844

Floating rate debt

Unsecured floating rate debt
Revolving credit facility (Libor + 145 bps)	70,000	1.67%	—	Mar-17		70,000	Mar-18	Open
Term loan (Libor + 165 bps)	370,000	1.87%	—	Mar-18		370,000	—	Open
Total Floating Rate Debt/Wtd Avg	440,000	1.84%	—			440,000

Total Debt/Wtd Avg - Consolidated	2,050,713	4.84%	—			2,001,844

(1) Effective Libor at the quarter end used to determine coupon on floating rate debt. Certain loans are subject to Libor floors.

(2) Notes can be put to the Company, at the option of the holder, on June 15, 2015.

Covenants

Revolving Credit Facility Covenants
	Actual		Required
Total Debt / Total Assets	44.3%		Less than 60%
Fixed Charge Coverage	2.6	x	Greater than 1.5x
Secured Debt / Total Assets	10.3%		Less than 40%
Unsecured Debt / Unencumbered Assets	45.4%		Less than 60%

SUMMARY OF GROUND LEASE ARRANGEMENTS Consolidated ($000’s omitted)

						Deferred
	2013 Scheduled	2014 Scheduled	2015 Scheduled		2016 Scheduled	Land Lease	Year of
Property	Cash Payment	Cash Payment	Cash Payment		Cash Payment	Obligations (1)	Maturity

Operating Leases
625 Madison Avenue	$4,613	$4,613	$4,613		$4,613	$—	2022	(2)
461 Fifth Avenue	2,100	2,100	2,100		2,100	—	2027	(3)
420 Lexington Avenue	10,933	10,933	10,933		10,933	—	2029	(4)
711 Third Avenue	5,250	5,250	5,250		5,354	331	2033	(5)
752 Madison Avenue/19-21 East 65th Street	212	212	212	(6)	212	—	2037
1185 Avenue of the Americas	6,909	6,909	6,909		6,909	—	2043
673 First Avenue	6,800	6,800	7,027		7,480	20,566	2087
1055 Washington Blvd, Stamford	615	615	615		615	—	2090
1080 Amsterdam Avenue	—	100	100		100	—	2111

Total	$37,432	$37,532	$37,759		$38,316	$20,897

Capitalized Lease
673 First Avenue	$1,555	$1,555	$1,593		$1,707	$17,186	2037
1080 Amsterdam Avenue	—	150	150		150	20,332	2111
Total	$1,555	$1,705	$1,743		$1,857	$37,518

(1) Per the balance sheet at  December 31, 2012.

(2) Subject to renewal at the Company’s option through 2054.

(3) The Company has an option to purchase the ground lease for a fixed price on a specific date.

(4) Subject to renewal at the Company’s option through 2080.

(5) Reflects 50% of the annual ground rent payment as the Company owns 50% of the fee interest.

(6) Subject to a fair market value rent reset in 2015. The ground lease is subject to renewal through 2087.

DEBT AND PREFERRED EQUITY INVESTMENTS ($000’s omitted)

	Assets	Weighted Average	Weighted Average	Current
	Outstanding	Assets During Quarter	Yield During Quarter	Yield (2)

9/30/2011	$897,028	$811,836	7.99%	8.02%

Debt originations/accretion (1)	$102,026
Preferred Equity originations/accretion	$4,373
Redemptions/Sales/Amortization/Reserves	$(17,485)
12/31/2011	$985,942	$961,012	8.20%	8.36%

Debt originations/accretion (1)	$71,967
Preferred Equity originations/accretion	$4,356
Redemptions/Sales/Amortization	$(62,692)
3/31/2012	$999,573	$1,012,386	8.96%	9.65%

Debt originations/accretion (1)	$62,038
Preferred Equity originations/accretion	$20,727
Redemptions/Sales/Amortization (3)	$(100,129)
6/30/2012	$982,209	$1,025,495	9.39%	10.08%

Debt originations/accretion (1)	$208,633
Preferred Equity originations/accretion	$6,232
Redemptions/Sales/Amortization	$(125,433)
9/30/2012	$1,071,641	$1,086,824	9.62%	9.55%

Debt originations/accretion (1)	$282,959
Preferred Equity originations/accretion	$16,028
Redemptions/Sales/Amortization	$(13,425)
12/31/2012	$1,357,203	$1,174,987	9.88%	9.93%

(1) Accretion includes original issue discounts and compounding investment income.

(2) Includes interest, origination fees and amortized discount recognized in the last month of the quarter.

(3) Included $91,574 of a First Mortgage that was reclassified to assets held for sale.

DEBT AND PREFERRED EQUITY INVESTMENTS ($000’s omitted)

			Weighted Average	Weighted Average	Current
Type of Investment	Quarter End Balance (1)	Senior Financing	Exposure PSF	Yield During Quarter	Yield

New York City

Senior Mortgage Debt	$233,068	$0	$645	11.07%	11.08%

Junior Mortgage Participation	$205,858	$2,006,462	$440	9.40%	9.46%

Mezzanine Debt	$577,392	$893,211	$748	9.35%	9.38%

Preferred Equity	$340,885	$1,533,347	$376	10.04%	10.12%

Balance as of 12/31/12	$1,357,203	$4,433,020	$590	9.88%	9.93%

Current Maturity Profile (2)

(1) Approximately 32.4% of our investments are indexed to LIBOR and are prepayable at dates prior to maturity subject to certain prepayment penalties or fees.

(2) The weighted maturity is 2.21 years.

DEBT AND PREFERRED EQUITY INVESTMENTS 10 Largest Investments ($000’s omitted)

	Book Value (1)			Senior		Current
Investment Type	12/31/12	Location	Collateral Type	Financing	Last $ PSF	Yield

Mortgage	$218,068	New York City	Office	—	$672	11.24%
Preferred Equity	210,918	New York City	Office	926,260	$450	8.99%
Mortgage and Mezzanine	132,000	New York City	Office	330,000	$284	9.69%
Mortgage and Mezzanine	115,804	New York City	Office	1,109,000	$1,115	8.93%
Preferred Equity	100,831	New York City	Office	480,000	$251	13.35%
Mezzanine Loan	71,067	New York City	Office/Retail	165,000	$1,980	10.05%
Mortgage and Mezzanine	66,544	New York City	Office/Retail	205,000	$392	7.41%
Mezzanine Loan	60,000	New York City	Office	170,000	$337	10.02%
Mezzanine Loan	56,289	New York City	Office	92,711	$281	8.94%
Junior Mortgage Participation	49,000	New York City	Office	133,000	$475	8.77%

Total	$1,080,521			$3,610,971		9.95%

(1) Net of unamortized fees and discounts.

SELECTED PROPERTY DATA Manhattan Properties

			# of	Useable	% of Total	Occupancy (%)					Annualized	Annualized Cash Rent		Total
Properties	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Dec-12	Sep-12	Jun-12	Mar-12	Dec-11	Cash Rent ($’s)	100%	SLG	Tenants

CONSOLIDATED PROPERTIES
“Same Store”
100 Church Street	Downtown	Fee Interest	1	1,047,500	4	81.8	81.8	81.8	81.8	70.9	32,332,824	4	3	15
120 West 45th Street	Midtown	Fee Interest	1	440,000	1	79.5	81.5	86.0	86.0	84.3	20,570,712	2	2	22
125 Park Avenue	Grand Central	Fee Interest	1	604,245	2	73.1	73.8	73.8	70.0	70.0	27,111,432	3	2	18
220 East 42nd Street	Grand Central	Fee Interest	1	1,135,000	4	94.9	94.9	94.8	94.6	95.2	47,830,560	5	4	31
317 Madison Avenue	Grand Central	Fee Interest	1	450,000	2	81.3	80.2	80.6	85.1	85.6	20,475,852	2	2	72
333 West 34th Street	Penn Station	Fee Interest	1	345,400	1	100.0	90.2	90.2	90.2	90.2	14,551,572	2	1	3
420 Lexington Ave (Graybar)	Grand Central North	Leasehold Interest	1	1,188,000	4	92.5	90.5	89.6	90.9	90.3	65,446,140	7	6	226
461 Fifth Avenue (1)	Midtown	Leasehold Interest	1	200,000	1	99.4	95.9	98.8	98.8	98.8	15,953,568	2	1	14
485 Lexington Avenue	Grand Central North	Fee Interest	1	921,000	3	100.0	99.1	94.1	90.8	90.8	53,699,208	6	5	24
555 West 57th Street	Midtown West	Fee Interest	1	941,000	3	99.2	99.2	99.2	99.2	99.2	33,682,356	4	3	11
609 Fifth Avenue	Rockefeller Center	Fee Interest	1	160,000	1	85.2	85.2	85.2	84.7	84.7	13,487,388	1	1	9
625 Madison Avenue	Plaza District	Leasehold Interest	1	563,000	2	94.5	93.8	94.5	94.5	94.6	47,929,236	5	4	23
673 First Avenue	Grand Central South	Leasehold Interest	1	422,000	1	100.0	99.4	99.7	99.7	99.7	20,578,332	2	2	8
711 Third Avenue (2)	Grand Central North	Leasehold Interest	1	524,000	2	86.3	86.3	87.5	87.5	94.8	25,843,632	3	2	16
750 Third Avenue	Grand Central North	Fee Interest	1	780,000	3	97.5	98.0	97.9	97.9	97.1	41,119,548	4	4	31
810 Seventh Avenue	Times Square	Fee Interest	1	692,000	2	87.6	86.0	85.5	86.4	86.4	37,771,128	4	3	39
919 Third Avenue (3)	Grand Central North	Fee Interest	1	1,454,000	5	96.9	96.9	96.9	96.9	99.9	86,011,788		4	13
1185 Avenue of the Americas	Rockefeller Center	Leasehold Interest	1	1,062,000	4	97.6	95.2	95.2	99.9	99.9	76,003,644	8	7	19
1350 Avenue of the Americas	Rockefeller Center	Fee Interest	1	562,000	2	97.0	94.8	97.8	97.8	90.0	36,075,624	4	3	38
1 Madison Avenue	Park Avenue South	Fee Interest	1	1,176,900	4	98.7	98.7	98.7	99.8	99.8	67,030,020	7	6	2
331 Madison Avenue	Grand Central	Fee Interest	1	114,900	0	84.2	86.6	97.4	96.9	96.9	4,238,796	0	0	16

Subtotal / Weighted Average			21	14,782,945	50%	93.0%	92.2%	92.3%	92.6%	92.0%	$787,743,360	76%	65%	650

“Non Same Store”
51 East 42nd Street	Grand Central	Fee Interest	1	142,000	0	85.9	87.1	95.5	96.9	95.5	6,660,564	1	1	88
110 East 42nd Street	Grand Central	Fee Interest	1	205,000	1	81.6	77.7	77.7	78.7	69.9	8,102,136	1	1	20
180 Maiden Lane (4)	Financial East	Fee Interest	1	1,090,000	4	97.7	97.7	97.7	97.7	97.7	52,681,692		2	5
304 Park Avenue South	Midtown South	Fee Interest	1	215,000	1	95.8	95.8	95.8	—	—	10,433,676	1	1	17
641 Sixth Avenue	Midtown South	Fee Interest	1	163,000	1	92.1	92.1	—	—	—	7,878,132	1	1	8
1515 Broadway	Times Square	Fee Interest	1	1,750,000	6	100.0	100.0	100.0	100.0	100.0	109,293,600	12	10	13

Subtotal / Weighted Average			6	3,565,000	12%	97.0%	96.9%	97.5%	97.7%	97.1%	$195,049,800	15%	15%	151

Total / Weighted Average Manhattan Consolidated Properties			27	18,347,945	62%	93.8%	93.1%	93.2%	93.5%	92.9%	$982,793,160	91%	79%	801

UNCONSOLIDATED PROPERTIES
“Same Store”
100 Park Avenue - 50%	Grand Central South	Fee Interest	1	834,000	3	94.6	95.1	95.2	95.0	95.0	51,892,020		2	36
388 & 390 Greenwich Street - 50.6%	Downtown	Fee Interest	2	2,635,000	9	100.0	100.0	100.0	100.0	100.0	107,986,128		5	1
600 Lexington Avenue - 55%	East Side	Fee Interest	1	303,515	1	73.7	79.0	70.4	72.6	72.6	15,980,040		1	26
800 Third Avenue - 42.95%	Grand Central North	Fee Interest	1	526,000	2	87.1	87.1	86.3	84.2	84.3	26,362,608		1	35
1745 Broadway - 32.3%	Midtown	Fee Interest	1	674,000	2	100.0	100.0	100.0	100.0	100.0	35,307,396		1	1

Subtotal / Weighted Average			6	4,972,515	17%	96.1%	96.5%	95.9%	95.8%	95.8%	$237,528,192		10%	99

“Non Same Store”
10 East 53rd Street - 55%	Plaza District	Fee Interest	1	354,300	1	90.0	90.6	91.9	91.9	—	18,725,484		1	17
315 West 36th Street - 35.5%	Times Square South	Fee Interest	1	147,619	0	99.2	—	—	—	—	3,763,464		0	6
521 Fifth Avenue - 50.5%	Grand Central	Fee Interest	1	460,000	2	85.2	85.6	88.7	90.9	90.9	22,424,688		1	41

Subtotal / Weighted Average			3	961,919	3%	89.1%	87.8%	90.1%	91.3%	90.9%	$44,913,636		2%	64

Total / Weighted Average Unconsolidated Properties			9	5,934,434	20%	95.0%	95.3%	95.1%	95.2%	95.4%	$282,441,828		12%	163

Manhattan Grand Total / Weighted Average			36	24,282,379	82%	94.1%	93.7%	93.7%	93.9%	92.5%	$1,265,234,988			964
Manhattan Grand Total - SLG share of Annualized Rent											$1,049,312,825		91%
Manhattan Same Store Occupancy % - Combined				19,755,460	81%	93.8%	93.3%	93.2%	93.4%	93.0%

Portfolio Grand Total			66	29,685,079	100%	91.7%	91.4%	91.6%	91.9%	91.5%	$1,398,749,136			1,399
Portfolio Grand Total - SLG Share of Annualized Rent											$1,148,543,723		100%

(1) SL Green holds an option to acquire the fee interest.

(2) SL Green owns 50% of the fee interest.

(3) SL Green holds a 51% interest in this consolidated joint venture asset.

(4) SL Green holds a 49.9% interest in this consolidated joint venture asset.

SELECTED PROPERTY DATA Suburban Properties

			# of	Useable	% of Total	Occupancy (%)					Annualized	Annualized Cash Rent		Total
Properties	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Dec-12	Sep-12	Jun-12	Mar-12	Dec-11	Cash Rent ($’s)	100%	SLG	Tenants

CONSOLIDATED PROPERTIES
“Same Store” Westchester, NY
1100 King Street - 1 Int’l Drive	Rye Brook, Westchester	Fee Interest	1	90,000	0	74.9	74.9	74.9	74.9	74.9	1,713,504	0	0	1
1100 King Street - 2 Int’l Drive	Rye Brook, Westchester	Fee Interest	1	90,000	0	47.0	47.0	80.3	80.3	80.3	1,337,520	0	0	3
1100 King Street - 3 Int’l Drive	Rye Brook, Westchester	Fee Interest	1	90,000	0	63.3	70.8	78.7	78.7	80.1	1,658,796	0	0	2
1100 King Street - 4 Int’l Drive	Rye Brook, Westchester	Fee Interest	1	90,000	0	59.4	59.4	59.4	59.4	59.4	1,589,940	0	0	7
1100 King Street - 5 Int’l Drive	Rye Brook, Westchester	Fee Interest	1	90,000	0	79.8	79.2	79.2	79.2	79.2	1,880,748	0	0	7
1100 King Street - 6 Int’l Drive	Rye Brook, Westchester	Fee Interest	1	90,000	0	71.2	78.2	78.2	78.2	78.2	2,253,072	0	0	3
520 White Plains Road	Tarrytown, Westchester	Fee Interest	1	180,000	1	72.5	72.5	72.5	73.6	73.6	3,671,304	0	0	8
115-117 Stevens Avenue	Valhalla, Westchester	Fee Interest	1	178,000	1	86.0	86.0	86.0	85.5	85.5	2,577,300	0	0	11
100 Summit Lake Drive	Valhalla, Westchester	Fee Interest	1	250,000	1	70.7	70.7	69.5	69.5	61.2	4,065,456	0	0	10
200 Summit Lake Drive	Valhalla, Westchester	Fee Interest	1	245,000	1	87.5	87.5	87.5	87.5	87.5	5,218,368	1	0	7
500 Summit Lake Drive	Valhalla, Westchester	Fee Interest	1	228,000	1	76.9	76.9	76.9	76.9	78.1	3,982,824	0	1	6
140 Grand Street	White Plains, Westchester	Fee Interest	1	130,100	0	95.3	95.3	95.3	95.3	93.6	4,112,952	0	0	12
360 Hamilton Avenue	White Plains, Westchester	Fee Interest	1	384,000	1	94.3	94.3	94.3	94.3	94.3	13,288,356	1	1	16
Westchester, NY Subtotal/Weighted Average			13	2,135,100	8%	79.2%	79.8%	81.4%	81.5%	80.6%	$47,350,140	5%	5%	93

“Same Store” Connecticut
1 Landmark Square	Stamford, Connecticut	Fee Interest	1	312,000	1	97.8	93.9	94.9	95.2	95.6	9,201,408	1	1	60
2 Landmark Square	Stamford, Connecticut	Fee Interest	1	46,000	0	69.0	66.6	66.6	66.6	64.1	801,060	0	0	9
3 Landmark Square	Stamford, Connecticut	Fee Interest	1	130,000	0	54.6	54.6	54.6	54.6	52.3	2,347,596	0	0	12
4 Landmark Square	Stamford, Connecticut	Fee Interest	1	105,000	0	76.6	72.7	72.7	72.7	72.7	2,336,940	0	0	9
5 Landmark Square	Stamford, Connecticut	Fee Interest	1	61,000	0	99.5	99.5	99.5	99.5	99.1	934,680	0	0	11
6 Landmark Square	Stamford, Connecticut	Fee Interest	1	172,000	1	83.4	87.1	87.1	87.1	87.1	3,743,244	0	0	5
680 Washington Boulevard (1)	Stamford, Connecticut	Fee Interest	1	133,000	0	74.6	74.6	88.5	88.5	88.5	4,083,912		0	7
750 Washington Boulevard (1)	Stamford, Connecticut	Fee Interest	1	192,000	1	93.6	93.6	93.6	93.6	93.6	7,332,120		0	9
1055 Washington Boulevard	Stamford, Connecticut	Leasehold Interest	1	182,000	1	86.0	78.7	79.7	81.0	84.5	5,680,620	1	0	21
300 Main Street	Stamford, Connecticut	Fee Interest	1	130,000	0	86.4	86.4	84.9	88.8	88.8	1,503,192	0	0	20
1010 Washington Boulevard	Stamford, Connecticut	Fee Interest	1	143,400	0	60.9	60.9	53.6	51.5	53.3	2,801,568	0	0	17
500 West Putnam Avenue	Greenwich, Connecticut	Fee Interest	1	121,500	0	55.1	55.1	51.3	51.3	51.3	2,920,224	0	0	10
Connecticut Subtotal/Weighted Average			12	1,727,900	5%	80.7%	79.3%	79.7%	80.0%	80.3%	$43,686,564	3%	3%	190

Total / Weighted Average Consolidated Properties			25	3,863,000	13%	79.9%	79.6%	80.6%	80.8%	80.5%	$91,036,704	9%	8%	283

UNCONSOLIDATED PROPERTIES
“Same Store”
The Meadows - 50%	Rutherford, New Jersey	Fee Interest	2	582,100	2	79.7	82.2	80.8	80.8	79.0	12,653,352		1	51
16 Court Street - 35%	Brooklyn, New York	Fee Interest	1	317,600	1	84.0	83.7	81.1	87.4	90.3	9,626,952		0	66
Jericho Plaza - 20.26%	Jericho, New York	Fee Interest	2	640,000	2	89.6	91.2	95.2	95.2	95.2	20,197,140		0	35
Total / Weighted Average Unconsolidated Properties			5	1,539,700	5%	84.7%	86.2%	86.9%	88.2%	88.1%	$42,477,444		1%	152

Suburban Grand Total / Weighted Average			30	5,402,700	18%	81.3%	81.5%	82.4%	82.9%	82.6%	$133,514,148			435
Suburban Grand Total - SLG share of Annualized Rent											$99,230,898		9%
Suburban Same Store Occupancy % - Combined				5,402,700	100%	81.3%	81.5%	82.4%	82.9%	82.6%

(1) SL Green holds a 51% interest in this consolidated joint venture asset.

SELECTED PROPERTY DATA Retail, Development Land & West Coast Properties

			# of	Useable	% of Total	Occupancy (%)					Annualized	Annualized	Gross Total	Total
Properties	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Dec-12	Sep-12	Jun-12	Mar-12	Dec-11	Cash Rent ($’s)	Cash Rent (SLG%)	Book Value	Tenants

“Same Store” Retail
1604 Broadway - 63%	Times Square	Leasehold Interest	1	29,876	6	23.7	23.7	23.7	23.7	23.7	2,001,902	4	7,490,827	2
11 West 34th Street - 30%	Herald Square/Penn Station	Fee Interest	1	17,150	4	100.0	100.0	100.0	100.0	100.0	2,231,736	2	15,382,405	1
21-25 West 34th Street - 50%	Herald Square/Penn Station	Fee Interest	1	30,100	6	100.0	100.0	100.0	100.0	100.0	7,866,780	13	23,349,965	1
27-29 West 34th Street - 50%	Herald Square/Penn Station	Fee Interest	1	15,600	3	100.0	100.0	100.0	100.0	100.0	4,636,224	8	47,990,772	2
717 Fifth Avenue - 10.92%	Midtown/Plaza District	Fee Interest	1	119,550	25	89.4	89.4	89.4	89.4	89.4	34,271,976	12	279,966,857	7
Williamsburg Terrace	Brooklyn, NY	Fee Interest	1	52,000	11	100.0	100.0	100.0	100.0	100.0	1,552,560	5	16,357,696	3
Subtotal/Weighted Average			6	264,276	56%	86.6%	86.6%	86.6%	86.6%	86.6%	$52,561,178	44%	$390,538,521	16

“Non Same Store” Retail
19-21 East 65th Street - 80%	Plaza District	Leasehold Interest	2	23,610	5	100.0	100.0	100.0	100.0	—	1,460,108	4	7,520,647	7
21 East 66th Street - 32.28%	Plaza District	Fee Interest	1	16,736	4	100.0	—	—	—	—	3,282,000	3	75,000,000	1
44 West 55th Street - 80%	Plaza District	Fee Interest	1	8,557	2	18.8	37.6	56.4	56.4	—	160,680	0	4,744,770	1
131-137 Spring Street	Soho	Fee Interest	2	68,342	14	100.0	—	—	—	—	5,002,596	16	123,050,000	12
724 Fifth Avenue - 50%	Plaza District	Fee Interest	1	65,010	14	84.7	84.7	91.6	92.9	—	12,279,960	20	223,775,768	8
752 Madison Avenue - 80%	Plaza District	Leasehold Interest	1	21,124	4	100.0	100.0	100.0	100.0	—	3,189,324	8	7,131,361	1
762 Madison Avenue - 80%	Plaza District	Fee Interest	1	6,109	1	100.0	100.0	100.0	100.0	—	1,296,192	3	16,625,566	5
Subtotal/Weighted Average			9	209,488	44%	91.9%	87.7%	92.6%	93.3%	0.0%	$26,670,860	56%	$457,848,112	35

Total / Weighted Average Retail Properties			15	473,764	100%	89.0%	87.0%	88.5%	88.7%	86.6%	$79,232,038	100%	$848,386,633	51

Development
125 Chubb Way	Lyndhurst, NJ	Fee Interest	1	278,000	11	57.1	57.1	57.1	57.1	32.1	3,562,656	8	55,010,857	4
150 Grand Street	White Plains, NY	Fee Interest	1	85,000	3	33.0	33.0	33.0	26.4	26.0	674,868	1	16,935,677	16
7 Renaissance Square - 50%	White Plains, NY	Fee Interest	1	65,641	3	29.2	8.1	8.1	—	—	617,004	1	5,599,360	2
180-182 Broadway - 25.5%	Cast Iron / Soho	Fee Interest	2	156,086	6	—	—	—	—	—	—	—	109,670,267	—
33 Beekman Street - 45.9%	Downtown	Fee Interest	1	—	—	—	—	—	—	—	—	—	32,876,373	—
7 Landmark Square	Stamford, Connecticut	Fee Interest	1	36,800	1	10.8	10.8	10.8	10.8	10.8	313,536	1	9,315,978	1
3 Columbus Circle - 48.9%	Columbus Circle	Fee Interest	1	530,981	20	51.6	28.3	14.4	15.7	16.8	23,437,454	25	546,830,288	18
280 Park Avenue - 49.5%	Park Avenue	Fee Interest	1	1,219,158	47	55.0	55.9	54.0	55.1	74.5	59,163,552	64	1,032,415,484	30
635 Sixth Avenue	Midtown South	Fee Interest	1	104,000	4	—	—	—	—	—	—	—	62,303,165	—
747 Madison Avenue - 33.33%	Plaza District	Fee Interest	1	10,000	0	—	—	100.0	100.0	100.0	—	—	70,050,674	—
985-987 Third Avenue	Upper East Side	Fee Interest	2	13,678	1	—	—	—	—	—	—	—	18,000,000	—
1080 Amsterdam - 87.5%	Upper West Side	Leasehold Interest	1	82,250	3	2.2	—	—	—	—	146,475	0	29,126,126	1
1552-1560 Broadway - 50%	Times Square	Fee Interest	2	35,897	1	23.3	23.3	59.7	59.7	59.7	—	—	168,549,897	1
Total / Weighted Average Development Properties			16	2,617,491	100	44.5%	41.1%	38.2%	38.5%	45.4%	$87,915,545	100%	$2,156,684,146	73

“Same Store” Land
2 Herald Square (1)	Herald Square/Penn Station	Fee Interest	1	354,400	37	100.0	100.0	100.0	100.0	100.0	11,250,000	42	229,336,692
885 Third Avenue (1)	Midtown/Plaza District	Fee Interest	1	607,000	63	100.0	100.0	100.0	100.0	100.0	15,850,000	58	329,943,115
Total / Weighted Average Land			2	961,400	100%	100.0%	100.0%	100.0%	100.0%	100.0%	$27,100,000	100%	$559,279,807

West Coast
West Coast Office Portfolio - 27.63%		Fee Interest	59	4,473,603	100	76.9	76.3	—	—	—	94,707,029	100	855,103,924
Total / Weighted Average California Properties			59	4,473,603	100%	76.9%	76.3%	0.0%	0.0%	0.0%	$94,707,029	100%	$855,103,924

Residential Properties

			# of	Useable		Occupancy (%)					Average Monthly	Annualized	Gross Total
Properties	SubMarket	Ownership	Bldgs	Sq. Feet	Total Units	Dec-12	Sep-12	Jun-12	Mar-12	Dec-11	Rent Per Unit ($’s)	Cash Rent ($’s)	Book Value

400 East 57th Street - 80%	Upper East Side	Fee Interest	1	290,482	260	91.9	95.4	96.9	95.0	—	2,715	9,411,103	112,856,111
400 East 58th Street - 80%	Upper East Side	Fee Interest	1	140,000	125	97.6	97.6	94.4	96.0	—	2,883	4,623,280	49,570,810
Total / Weighted Average Residential Properties			2	430,482	385	93.8%	96.1%	96.1%	95.3%	—	$2,770	$14,034,383	$162,426,921

(1) Subject to long-term, third party net operating leases.

SELECTED PROPERTY DATA Manhattan Properties - Reckson Portfolio

			Useable	% of Total	Occupancy (%)					Annualized	Annualized Cash Rent		Total
Properties	SubMarket	Ownership	Sq. Feet	Sq. Feet	Dec-12	Sep-12	Jun-12	Mar-12	Dec-11	Cash Rent ($’s)	100%	SLG	Tenants
CONSOLIDATED PROPERTIES
“Same Store”
110 East 42nd Street	Grand Central	Fee Interest	205,000	2	81.6	77.7	77.7	78.7	69.9	8,102,136	2	2	20
333 West 34th Street	Penn Station	Fee Interest	345,400	3	100.0	90.2	90.2	90.2	90.2	14,551,572	4	3	3
461 Fifth Avenue	Midtown	Leasehold Interest	200,000	2	99.4	95.9	98.8	98.8	98.8	15,953,568	4	4	14
555 West 57th Street	Midtown West	Fee Interest	941,000	9	99.2	99.2	99.2	99.2	99.2	33,682,356	9	8	11
609 Fifth Avenue	Rockefeller Center	Fee Interest	160,000	2	85.2	85.2	85.2	84.7	84.7	13,487,388	4	3	9
673 First Avenue	Grand Central South	Leasehold Interest	422,000	4	100.0	99.4	99.7	99.7	99.7	20,578,332	6	5	8
750 Third Avenue	Grand Central North	Fee Interest	780,000	8	97.5	98.0	97.9	97.9	97.1	41,119,548	11	10	31
810 Seventh Avenue	Times Square	Fee Interest	692,000	7	87.6	86.0	85.5	86.4	86.4	37,771,128	10	9	39
919 Third Avenue	Grand Central North	Fee Interest (1)	1,454,000	15	96.9	96.9	96.9	96.9	99.9	86,011,788		10	13
1185 Avenue of the Americas	Rockefeller Center	Leasehold Interest	1,062,000	11	97.6	95.2	95.2	99.9	99.9	76,003,644	20	18	19
1350 Avenue of the Americas	Rockefeller Center	Fee Interest	562,000	6	97.0	94.8	97.8	97.8	90.0	36,075,624	10	9	38

Subtotal / Weighted Average			6,823,400	68%	96.2%	94.8%	95.0%	95.9%	95.5%	$383,337,084	80%	81%	205

“Non Same Store”
304 Park Avenue South	Midtown South	Fee Interest	215,000	2	95.8	95.8	95.8	—	—	10,433,676	3	2	17
641 Sixth Avenue	Midtown South	Fee Interest	163,000	2	92.1	92.1	—	—	—	7,878,132	2	2	8

Subtotal / Weighted Average			378,000	4%	94.2%	94.2%	95.8%	—	—	$18,311,808	5%	4%	25

Grand Total / Weighted Average			7,201,400	72%	96.0%	94.7%	95.1%	95.9%	95.5%	$401,648,892	85%		230
Grand Total - SLG share of Annualized Rent										$359,503,116		85%

Suburban Properties - Reckson Portfolio

CONSOLIDATED PROPERTIES
“Same Store”
1100 King Street - 1 Int’l Drive	Rye Brook, Westchester	Fee Interest	90,000	1	74.9	74.9	74.9	74.9	74.9	1,713,504	0	0	1
1100 King Street - 2 Int’l Drive	Rye Brook, Westchester	Fee Interest	90,000	1	47.0	47.0	80.3	80.3	80.3	1,337,520	0	0	3
1100 King Street - 3 Int’l Drive	Rye Brook, Westchester	Fee Interest	90,000	1	63.3	70.8	78.7	78.7	80.1	1,658,796	0	0	2
1100 King Street - 4 Int’l Drive	Rye Brook, Westchester	Fee Interest	90,000	1	59.4	59.4	59.4	59.4	59.4	1,589,940	0	0	7
1100 King Street - 5 Int’l Drive	Rye Brook, Westchester	Fee Interest	90,000	1	79.8	79.2	79.2	79.2	79.2	1,880,748	1	0	7
1100 King Street - 6 Int’l Drive	Rye Brook, Westchester	Fee Interest	90,000	1	71.2	78.2	78.2	78.2	78.2	2,253,072	1	1	3
520 White Plains Road	Tarrytown, Westchester	Fee Interest	180,000	2	72.5	72.5	72.5	73.6	73.6	3,671,304	1	1	8
115-117 Stevens Avenue	Valhalla, Westchester	Fee Interest	178,000	2	86.0	86.0	86.0	85.5	85.5	2,577,300	1	1	11
100 Summit Lake Drive	Valhalla, Westchester	Fee Interest	250,000	3	70.7	70.7	69.5	69.5	61.2	4,065,456	1	1	10
200 Summit Lake Drive	Valhalla, Westchester	Fee Interest	245,000	2	87.5	87.5	87.5	87.5	87.5	5,218,368	1	1	7
500 Summit Lake Drive	Valhalla, Westchester	Fee Interest	228,000	2	76.9	76.9	76.9	76.9	78.1	3,982,824	1	1	6
140 Grand Street	White Plains, Westchester	Fee Interest	130,100	1	95.3	95.3	95.3	95.3	93.6	4,112,952	1	1	12
360 Hamilton Avenue	White Plains, Westchester	Fee Interest	384,000	4	94.3	94.3	94.3	94.3	94.3	13,288,356	4	3	16
680 Washington Boulevard	Stamford, Connecticut	Fee Interest (1)	133,000	1	74.6	74.6	88.5	88.5	88.5	4,083,912		0	7
750 Washington Boulevard	Stamford, Connecticut	Fee Interest (1)	192,000	2	93.6	93.6	93.6	93.6	93.6	7,332,120		1	9
1055 Washington Boulevard	Stamford, Connecticut	Leasehold Interest	182,000	2	86.0	78.7	79.7	81.0	84.5	5,680,620	2	1	21
1010 Washington Boulevard	Stamford, Connecticut	Fee Interest	143,400	1	60.9	60.9	53.6	51.5	53.3	2,801,568	1	1	17

Total / Weighted Average Consolidated Properties			2,785,500	28%	79.5%	79.5%	81.1%	81.1%	80.7%	$67,248,360	15%	15%	147

Grand Total / Weighted Average			2,785,500	28%	79.5%	79.5%	81.1%	81.1%	80.7%	$67,248,360			147
Grand Total - SLG share of Annualized Rent										$61,654,504		15%

Reckson Portfolio Grand Total			9,986,900	100%	91.4%	90.4%	91.1%	91.6%	91.4%	$468,897,252			377
Portfolio Grand Total - SLG Share of Annualized Rent										$421,157,620	100%	100%

(1) SL Green holds a 51% interest in this consolidated joint venture asset.

Development Properties - Reckson Portfolio

				Useable	% of Total	Occupancy (%)					Annualized	Gross Total	Total
Properties	SubMarket	Ownership		Sq. Feet	Sq. Feet	Dec-12	Sep-12	Jun-12	Mar-12	Dec-11	Cash Rent ($’s)	Book Value	Tenants
“Non Same Store”
635 Sixth Avenue	Midtown South	Fee Interest	31	104,000	100	—	—	—	—	—	—	62,303,165	—
Total Development Properties			31	104,000	100%	0.0%	0.0%	0.0%	0.0%	0.0%	$—	$62,303,165	—

LARGEST TENANTS BY SQUARE FEET LEASED Manhattan and Suburban Properties

									% of
							% of	SLG Share of	SLG Share of	S&P
		Lease	Total	Annualized		PSF	Annualized	Annualized	Annualized	Credit
Tenant Name	Property	Expiration	Square Feet	Cash Rent ($)		Annualized	Cash Rent	Cash Rent($)	Cash Rent	Rating (2)

Citigroup, N.A.	388 & 390 Greenwich Street, 485 Lexington Avenue, 750 Third Avenue, 800 Third Avenue, 750 Washington Blvd	Various	3,023,423	$128,471,241	(1)	$42.49	9.2%	$73,117,802	6.4%	A-
Viacom International, Inc.	1515 Broadway	2031	1,271,881	79,693,150		$62.66	5.7%	79,693,150	6.9%	BBB+
Credit Suisse Securities (USA), Inc.	1 Madison Avenue & 280 Park Avenue	2014 & 2020	1,238,829	72,428,640		$58.47	5.2%	69,028,072	6.0%	A+
AIG Employee Services, Inc.	180 Maiden Lane	2014	803,222	41,687,758		$51.90	3.0%	20,810,529	1.8%	A-
Random House, Inc.	1745 Broadway	2018 & 2023	644,598	35,307,399		$54.77	2.5%	11,390,167	1.0%	BBB+
Debevoise & Plimpton, LLP	919 Third Avenue	2021	619,353	41,220,651		$66.55	2.9%	21,022,532	1.8%
Omnicom Group, Inc.	220 East 42nd Street & 420 Lexington Avenue	2017	494,476	20,144,028		$40.74	1.4%	20,144,028	1.8%	BBB+
The City of New York	16 Court Street & 100 Church Street	2014, 2017 & 2034	341,903	14,266,316		$41.73	1.0%	13,301,605	1.2%
Advance Magazine Group, Fairchild Publications	750 Third Avenue & 485 Lexington Avenue	2021	339,195	15,074,714		$44.44	1.1%	15,074,714	1.3%
Ralph Lauren Corporation	625 Madison Avenue	2019	330,486	21,981,728		$66.51	1.6%	21,981,728	1.9%	A-
Harper Collins Publishers LLC	1350 Avenue of the Americas & 10 East 53rd Street	2014 & 2020	289,534	15,903,171		$54.93	1.1%	10,300,257	0.9%
C.B.S. Broadcasting, Inc.	555 West 57th Street	2023	282,385	10,761,938		$38.11	0.8%	10,761,938	0.9%	BBB
Schulte, Roth & Zabel LLP	919 Third Avenue	2021	263,186	16,106,771		$61.20	1.2%	8,214,453	0.7%
The Metropolitan Transportation Authority	333 West 34th Street & 420 Lexington Avenue	2016 & 2021	242,663	8,791,937		$36.23	0.6%	8,791,937	0.8%
New York Presbyterian Hospital	673 First Avenue	2021	232,772	10,939,486		$47.00	0.8%	10,939,486	1.0%
HF Management Services LLC	100 Church Street	2032	230,394	6,960,343		$30.21	0.5%	6,960,343	0.6%
BMW of Manhattan	555 West 57th Street	2022	227,782	5,864,233		$25.74	0.4%	5,864,233	0.5%
Stroock, Stroock & Lavan LLP	180 Maiden Lane	2023	223,434	9,964,354		$44.60	0.7%	4,974,205	0.4%
The Travelers Indemnity Company	485 Lexington Avenue & 2 Jericho Plaza	2015 & 2016	213,456	10,807,028		$50.63	0.8%	9,736,297	0.8%	AA
The City University of New York - CUNY	555 West 57th Street & 16 Court Street	2013, 2015 & 2030	207,136	7,557,628		$36.49	0.5%	7,043,472	0.6%
Verizon	120 West 45th Street, 1100 King Street Bldg 1, 1 Landmark Square, 2 Landmark Square & 500 Summit Lake Drive	Various	204,076	5,759,747		$28.22	0.9%	5,759,747	1.1%	A-
Amerada Hess Corp.	1185 Avenue of the Americas	2027	181,569	12,179,888		$67.08	0.9%	12,179,888	1.1%	BBB
Fuji Color Processing Inc.	200 Summit Lake Drive	2019	165,880	5,253,198		$31.67	0.4%	5,253,198	0.5%	AA-
United Nations	220 East 42nd Street	2014, 2017, 2021 & 2022	162,146	7,370,071		$45.45	0.5%	7,370,071	0.6%
News America Incorporated	1185 Avenue of the Americas	2020	161,722	13,418,510		$82.97	1.0%	13,418,510	1.2%	BBB+
King & Spalding	1185 Avenue of the Americas	2025	159,943	9,802,426		$61.29	0.7%	9,802,426	0.9%
New York Hospitals Center/Mount Sinai	625 Madison Avenue & 673 First Avenue	2016, 2021 & 2026	157,433	8,278,002		$52.58	0.6%	8,278,002	0.7%
National Hockey League	1185 Avenue of the Americas	2022	148,217	12,230,301		$82.52	0.9%	12,230,301	1.1%
D.E. Shaw and Company L.P.	120 West 45th Street	2013, 2015 & 2021	145,964	9,101,915		$62.36	0.7%	9,101,915	0.8%
Banque National De Paris	919 Third Avenue	2016	145,834	9,346,836		$64.09	0.7%	4,766,886	0.4%

Total			13,152,892	$666,673,409	(1)	$50.69	48.1%	$517,311,893	45.7%

Portfolio Grand Total			29,685,079	$1,398,749,136	(1)	$47.12		$1,148,543,723

(1) - Reflects the net rent of $40.99 PSF for the 388-390 Greenwich Street lease.  If this lease were included on a gross basis, Citigroup’s total  PSF annualized rent would be $58.91.

Total PSF annualized rent for the largest tenants would be $54.46 and Total PSF annualized rent for the Wholly Owned Portfolio + Allocated JV properties would be $48.79.

TENANT DIVERSIFICATION Manhattan and Suburban Properties

Based on SLG Share of Base Rental Revenue

Leasing Activity - Manhattan Operating Properties Available Space

Activity	Building Address	# of Leases	Useable SF	Rentable SF	Escalated Rent/Rentable SF ($’s)(1)

Vacancy at 9/30/12			1,530,500

Add: Acquired Vacancies	315 West 36th Street		1,200

Space which became available during the Quarter (2):
Office
	10 East 53rd Street	2	4,216	4,216	$59.68
	51 East 42nd Street	1	1,726	1,726	$56.39
	100 Park Avenue	1	9,834	10,654	$82.48
	120 West 45th Street	1	11,900	13,998	$67.00
	125 Park Avenue	1	4,297	4,297	$84.23
	220 East 42nd Street	1	3,082	3,082	$34.07
	317 Madison Avenue	1	1,725	1,933	$62.58
	331 Madison Avenue	1	2,800	3,770	$48.50
	420 Lexington Avenue	5	12,599	16,113	$62.25
	461 Fifth Avenue	2	17,111	17,528	$71.34
	521 Fifth Avenue	3	10,025	10,025	$42.78
	600 Lexington Avenue	2	24,974	23,230	$63.81
	625 Madison Avenue	1	13,200	13,200	$71.80
	641 Sixth Avenue	1	22,047	22,047	$46.13
	673 First Avenue	1	3,500	3,500	$39.36
	711 Third Avenue	1	3,864	4,139	$50.00
	750 Third Avenue	1	4,000	4,723	$57.59
	800 Third Avenue	1	8,268	10,760	$64.86
	1350 Avenue of the Americas	1	1,494	1,494	$46.28
	Total/Weighted Average	28	160,662	170,435	$61.31

Retail
	317 Madison Avenue	1	2,409	2,000	$136.00
	331 Madison Avenue	1	2,784	2,784	$151.08
	625 Madison Avenue	1	951	951	$187.49
	919 Third Avenue	1	8,000	8,000	$81.63
	Total/Weighted Average	4	14,144	13,735	$110.95

Storage
	125 Park Avenue	1	593	593	$20.00
	461 Fifth Avenue	1	420	416	$30.00
	485 Lexington Avenue	1	22,425	22,425	$26.52
	Total/Weighted Average	3	23,438	23,434	$26.42

	Total Space which became available during the Quarter
	Office	28	160,662	170,435	$61.31
	Retail	4	14,144	13,735	$110.95
	Storage	3	23,438	23,434	$26.42
		35	198,244	207,604	$60.66

	Total Available Space		1,729,944

(1)	Escalated rent is calculated as total annual income less electric charges.
(2)	Includes expiring space, relocating tenants and move-outs where tenants vacated. Excludes lease expirations where tenants heldover.

Leasing Activity - Manhattan Operating Properties Leased Space

Activity	Building Address	# of Leases	Term (Yrs)	Useable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF	Free Rent # of Months

Available Space				1,729,944

Office
	10 East 53rd Street	1	1.1	2,137	2,354	$90.00	$53.90	$—	—
	110 East 42nd Street	2	2.2	7,974	7,974	$47.29	$47.43	$20.75	0.7
	120 West 45th Street	1	5.2	2,987	3,084	$65.00	$—	$85.43	2.0
	220 East 42nd Street	1	1.0	3,082	3,082	$35.09	$34.07	$—	—
	317 Madison Avenue	3	2.3	6,428	7,102	$38.32	$—	$2.29	—
	331 Madison Avenue	1	3.0	2,800	3,770	$30.00	$—	$—	1.0
	333 West 34th Street	1	15.8	33,743	20,512	$63.00	$—	$87.75	5.0
	420 Lexington Avenue	14	5.4	36,074	48,748	$49.08	$58.33	$22.62	1.2
	461 Fifth Avenue	2	6.9	24,270	18,165	$67.87	$69.07	$40.19	4.9
	485 Lexington Avenue	1	7.3	8,212	8,599	$52.00	$—	$76.96	3.0
	521 Fifth Avenue	1	8.3	8,010	8,449	$61.50	$33.82	$64.60	5.0
	600 Lexington Avenue	1	7.3	8,875	8,875	$79.00	$—	$81.46	3.0
	625 Madison Avenue	2	7.8	17,200	17,200	$71.53	$69.63	$11.82	3.1
	641 Sixth Avenue	1	10.3	22,047	22,047	$65.00	$46.13	$—	4.0
	673 First Avenue	2	3.7	5,100	4,563	$46.24	$40.08	$—	1.4
	711 Third Avenue	1	3.0	3,864	4,139	$53.00	$50.00	$6.96	1.0
	800 Third Avenue	1	5.0	8,268	10,760	$39.31	$64.86	$—	1.0
	810 Seventh Avenue	1	5.3	10,500	5,298	$50.00	$49.24	$18.09	3.0
	1185 Avenue of the Americas	1	7.3	25,000	27,342	$54.00	$43.38	$28.64	4.0
	1350 Avenue of the Americas	3	10.3	13,645	17,037	$73.00	$70.24	$77.28	4.0
	Total/Weighted Average	41	7.3	250,216	249,100	$57.69	$54.98	$33.87	2.9

Retail
	100 Park Avenue	1	12.0	4,453	6,248	$60.00	$—	$—	6.0
	317 Madison Avenue	1	1.0	2,409	2,000	$160.00	$—	$—	—
	485 Lexington Avenue	1	15.0	22,425	22,812	$32.88	$26.07	$—	—
	625 Madison Avenue	1	0.5	951	951	$250.00	$187.49	$—	—
	919 Third Avenue	1	15.0	8,000	8,500	$76.47	$76.83	$0.88	6.0
	Total/Weighted Average	5	13.5	38,238	40,511	$57.58	$44.20	$0.18	2.2

Storage
	125 Park Avenue	1	3.8	593	593	$20.00	$20.00	$—	—
	461 Fifth Avenue	1	10.0	420	416	$30.00	$30.00	$—	—
	673 First Avenue	2	6.4	838	258	$24.07	$—	$—	2.4
	Total/Weighted Average	4	6.4	1,851	1,267	$24.11	$24.12	$—	0.5

Leased Space
	Office (3)	41	7.3	250,216	249,100	$57.69	$54.98	$33.87	2.9
	Retail	5	13.5	38,238	40,511	$57.58	$44.20	$0.18	2.2
	Storage	4	6.4	1,851	1,267	$24.11	$24.12	$—	0.5
	Total	50	8.2	290,305	290,878	$57.53	$53.07	$29.03	2.8

Total Available Space as of 12/31/12				1,439,639

Early Renewals
Office
	51 East 42nd Street	3	3.9	1,358	1,532	$41.70	$39.87	$—	—
	110 East 42nd Street	1	2.0	1,519	1,519	$40.00	$37.54	$—	—
	220 East 42nd Street	1	10.3	14,871	16,375	$52.00	$67.34	$57.45	3.0
	420 Lexington Avenue	4	3.6	10,769	12,921	$45.94	$59.29	$16.00	1.2
	521 Fifth Avenue	1	5.4	5,750	6,351	$51.60	$41.60	$10.00	—
	673 First Avenue	1	7.0	572	572	$50.00	$45.99	$—	—
	1350 Avenue of the Americas	1	1.0	1,738	1,738	$75.00	$62.15	$—	—
	Total/Weighted Average	12	6.4	36,577	41,008	$50.15	$58.17	$29.53	1.6

Retail
	100 Park Avenue	1	5.0	133	152	$185.53	$148.17	$—	—
	625 Madison Avenue	1	12.0	1,463	1,475	$1,050.00	$477.73	$—	2.0
	711 Third Avenue	1	10.0	40,401	44,646	$23.97	$30.73	$—	—
	Total/Weighted Average	3	10.0	41,997	46,273	$57.21	$45.36	$—	0.1

Storage
	220 East 42nd Street	1	10.3	630	646	$28.00	26.82	$—	3.0
	Total/Weighted Average	1	10.3	630	646	$28.00	$26.82	$—	3.0

Renewals
	Early Renewals Office	12	6.4	36,577	41,008	$50.15	$58.17	$29.53	1.6
	Early Renewals Retail	3	10.0	41,997	46,273	$57.21	$45.36	$—	0.1
	Early Renewals Storage	1	10.3	630	646	$28.00	$26.82	$—	3.0
	Total	16	8.4	79,204	87,927	$53.70	$51.20	$13.77	0.8

(1)	Annual initial base rent.
(2)	Escalated rent is calculated as total annual income less electric charges.
(3)	Average starting office rent excluding new tenants replacing vacancies is $58.65/rsf for 165,281 rentable SF.
Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $56.96/rsf for 206,289 rentable SF.

Leasing Activity - Suburban Operating Properties

Available Space

Activity	Building Address	# of Leases	Useable SF	Rentable SF	Escalated Rent/Rentable SF ($’s)(1)

Vacancy at 9/30/12			1,096,115

Space which became available during the Quarter (2):
Office
	1100 King Street - 2 Int’l Drive	1	22,798	22,798	$28.56
	1100 King Street - 5 Int’l Drive	1	2,225	2,225	$30.61
	1100 King Street - 6 Int’l Drive	2	10,817	10,817	$32.84
	1 Landmark Square	1	1,000	1,000	$40.75
	3 Landmark Square	2	29,304	29,304	$31.00
	6 Landmark Square	1	6,339	5,700	$34.11
	1055 Washington Boulevard	1	2,465	2,465	$29.00
	The Meadows	2	18,391	18,391	$50.54
	Jericho Plaza	1	11,205	11,205	$36.72
	16 Court Street	1	525	525	$57.73
	Total/Weighted Average	13	111,843	111,204	$33.76

Retail
	16 Court Street	1	700	700	$161.21
	Total/Weighted Average	1	700	700	$161.21

Storage
	Jericho Plaza	1	205	205	$12.75
	Total/Weighted Average	1	205	205	$12.75

	Total Space which became available during the Quarter
	Office	13	111,843	111,204	$33.76
	Retail	1	700	700	$161.21
	Storage	1	205	205	$12.75
		15	112,748	112,109	$34.52

	Total Available Space		1,208,863

(1)  Escalated rent is calculated as total annual income less electric charges.

(2)  Includes expiring space, relocating tenants and move-outs where tenants vacated.  Excludes lease expirations where tenants heldover.

Leasing Activity - Suburban Operating Properties Leased Space

Activity	Building Address	# of Leases	Term (Yrs)	Useable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF	Free Rent # of Months

Available Space				1,208,863

Office
	1100 King Street - 2 Int’l Drive	1	10.9	22,798	22,798	$24.50	$28.56	$7.00	11.0
	1100 King Street - 5 Int’l Drive	2	5.1	2,736	2,736	$23.77	$—	$34.66	6.9
	1100 King Street - 6 Int’l Drive	1	7.7	4,450	4,450	$23.00	$—	$35.87	8.0
	1 Landmark Square	4	4.3	13,278	13,170	$36.67	$28.56	$34.31	1.7
	2 Landmark Square	1	5.3	1,104	1,104	$29.00	$—	$23.61	4.0
	3 Landmark Square	2	0.6	29,304	29,304	$33.00	$31.00	$—	—
	4 Landmark Square	1	10.6	4,158	4,158	$29.00	$—	$61.54	12.0
	1055 Washington Boulevard	5	6.4	15,707	15,707	$32.96	$34.20	$22.90	4.2
	The Meadows	1	6.8	3,629	3,629	$24.50	$—	$12.00	3.0
	Jericho Plaza	1	5.3	1,629	1,629	$33.50	$—	$45.00	2.0
	16 Court Street	1	0.3	1,723	1,723	$28.74	$28.18	$—	—
	Total/Weighted Average	20	5.5	100,516	100,408	$30.27	$30.16	$16.18	4.6

Retail
	16 Court Street	1	5.0	700	700	$168.57	$161.21	$—	—
	Total/Weighted Average	1	5.0	700	700	$168.57	$161.21	$—	—

Storage
	1055 Washington Boulevard	1	3.8	90	95	$15.00	$—	$—	—
	The Meadows	1	3.1	600	600	$18.00	$—	$—	—
	Total/Weighted Average	2	3.2	690	695	$17.59	$—	$—	—

Leased Space
	Office (3)	20	5.5	100,516	100,408	$30.27	$30.16	$16.18	4.6
	Retail	1	5.0	700	700	$168.57	$161.21	$—	—
	Storage	2	3.2	690	695	$17.59	$—	$—	—
	Total	23	5.5	101,906	101,803	$31.13	$31.50	$15.96	4.5

Total Available Space as of 12/31/12				1,106,957

Early Renewals
Office
	140 Grand Street	1	10.0	7,335	7,335	$27.25	$35.11	$8.00	12.0
	1 Landmark Square	1	4.0	2,479	2,479	$36.00	$42.50	$12.45	2.0
	6 Landmark Square	1	10.4	21,840	17,000	$25.50	$31.24	$25.75	5.0
	750 Washington Boulevard	1	2.8	3,337	3,337	$44.50	$52.65	$—	4.0
	1055 Washington Boulevard	1	1.2	2,779	2,779	$36.00	$33.48	$—	—
	16 Court Street	3	8.0	6,395	7,465	$35.79	$38.50	$17.51	1.6
	Total/Weighted Average	8	8.2	44,165	40,395	$30.65	$35.90	$16.29	5.0

Renewals
	Early Renewals Office	8	8.2	44,165	40,395	$30.65	$35.90	$16.29	5.0
	Total	8	8.2	44,165	40,395	$30.65	$35.90	$16.29	5.0

(1)	Annual initial base rent.
(2)	Escalated Rent is calculated as total annual income less electric charges.
(3)	Average starting office rent excluding new tenants replacing vacancies is $29.68/rsf for 67,863 rentable SF.
Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $30.04/rsf for 108,258 rentable SF.

ANNUAL LEASE EXPIRATIONS - Manhattan Operating Properties

	Consolidated Properties							Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (5)		Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (5)

In 1st Quarter 2012 (1)	4	20,285	0.12%	$1,070,172	$52.76	$63.26		—	—	—	—	—	—
In 2nd Quarter 2012 (1)	—	—	—	—	—	—		—	—	—	—	—	—
In 3rd Quarter 2012 (1)	1	400	0.00%	$8,328	$20.82	$25.00		—	—	—	—	—	—
In 4th Quarter 2012 (1)	7	52,853	0.30%	$3,058,284	$57.86	$68.02		—	—	—	—	—	—

Total 2012	12	73,538	0.42%	$4,136,784	$56.25	$66.47		—	—	—	—	—	—

1st Quarter 2013	23	177,045	1.00%	$10,987,819	$62.06	$61.13		4	15,770	0.28%	$850,932	$53.96	$57.18
2nd Quarter 2013	37	295,076	1.67%	$20,177,565	$68.38	$73.41		1	6,580	0.12%	$532,560	$80.94	$55.00
3rd Quarter 2013	40	174,836	0.99%	$10,474,554	$59.91	$68.35		4	15,547	0.27%	$746,388	$48.01	$54.81
4th Quarter 2013	33	320,547	1.82%	$19,163,813	$59.78	$66.24		3	47,647	0.84%	$2,358,972	$49.51	$69.18

Total 2013	133	967,504	5.49%	$60,803,751	$62.85	$67.87		12	85,544	1.51%	$4,488,852	$52.47	$63.27

2014	122	1,725,995	9.79%	$95,047,120	$55.07	$63.70		27	439,838	7.74%	$22,881,600	$52.02	$64.60
2015	133	802,686	4.55%	$40,648,976	$50.64	$55.86		84	225,839	3.98%	$12,396,288	$54.89	$62.42
2016	89	1,198,931	6.80%	$67,584,297	$56.37	$69.03		21	192,438	3.39%	$10,683,420	$55.52	$65.02
2017	110	1,847,086	10.48%	$101,676,686	$55.05	$58.89		14	171,220	3.01%	$10,476,432	$61.19	$62.30
2018	36	651,362	3.70%	$48,309,139	$74.17	$74.68		21	473,771	8.34%	$29,029,765	$61.27	$60.04
2019	25	741,129	4.20%	$44,891,190	$60.57	$61.77		5	144,238	2.54%	$10,100,352	$70.03	$70.65
2020	39	2,235,931	12.69%	$129,560,220	$57.94	$66.29		11	235,433	4.14%	$11,404,693	$48.44	$62.60
2021	42	2,225,315	12.63%	$116,256,979	$52.24	$56.53		7	127,019	2.24%	$5,786,256	$45.55	$60.23
Thereafter	87	5,156,222	29.25%	$273,878,018	$53.12	$64.47		26	949,965	16.72%	$57,208,042	$60.22	$64.47
	828	17,625,699	100.00%	$982,793,160	$55.76	$63.41		228	3,045,305	53.61%	$174,455,700	$57.29	$63.50

							(4)	2	2,634,670	46.39%	$107,986,128
								230	5,679,975	100.00%	$282,441,828

(1) Includes month to month holdover tenants that expired prior to 12/31/12.

(2) Tenants may have multiple leases.

(3) Represents in place annualized rent allocated by year of maturity.

(4) Citigroup’s net lease at 388-390 Greenwich Street which expires in 2020, current net rent is $40.99/psf with annual CPI escalation.

(5) Management’s estimate of average asking rents for currently occupied space as of December 31, 2012. Taking rents are typically lower than asking rents and may vary from property to property.

ANNUAL LEASE EXPIRATIONS - Suburban Operating Properties

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

In 1st Quarter 2012 (1)	17	83,770	2.88%	$1,042,188	$12.44	$13.10	8	61,630	4.94%	$1,921,380	$31.18	$31.73
In 2nd Quarter 2012 (1)	—	—	—	—	—	—	—	—	—	—	—	—
In 3rd Quarter 2012 (1)	—	—	—	—	—	—	—	—	—	—	—	—
In 4th Quarter 2012 (1)	1	15,418	0.53%	$587,592	$38.11	$37.00	3	38,898	3.12%	$1,087,980	$27.97	$26.05

Total 2012	18	99,188	3.41%	$1,629,780	$16.43	$16.82	11	100,528	8.05%	$3,009,360	$29.94	$29.53

1st Quarter 2013	9	58,576	2.02%	$1,890,900	$32.28	$35.44	3	3,615	0.29%	$300,936	$83.25	$79.03
2nd Quarter 2013	12	48,871	1.68%	$1,766,268	$36.14	$32.73	8	41,938	3.36%	$1,225,068	$29.21	$27.28
3rd Quarter 2013	12	52,627	1.81%	$1,899,396	$36.09	$33.85	4	53,316	4.27%	$1,638,288	$30.73	$32.60
4th Quarter 2013	5	40,502	1.39%	$1,460,268	$36.05	$40.48	5	14,526	1.16%	$467,736	$32.20	$27.62

Total 2013	38	200,576	6.90%	$7,016,832	$34.98	$35.38	20	113,395	9.08%	$3,632,028	$32.03	$31.47

2014	36	220,641	7.59%	$7,740,864	$35.08	$31.92	32	291,251	23.33%	$10,318,416	$35.43	$32.35
2015	43	303,013	10.43%	$10,395,732	$34.31	$32.60	24	159,070	12.74%	$4,903,008	$30.82	$32.28
2016	49	686,280	23.62%	$21,786,774	$31.75	$33.20	13	80,043	6.41%	$3,129,612	$39.10	$29.48
2017	27	130,555	4.49%	$4,290,744	$32.87	$34.30	17	124,946	10.01%	$4,691,748	$37.55	$37.51
2018	23	169,792	5.84%	$6,199,776	$36.51	$36.24	8	89,553	7.17%	$3,152,124	$35.20	$33.11
2019	17	498,180	17.15%	$13,760,748	$27.62	$28.10	6	52,455	4.20%	$1,733,184	$33.04	$32.50
2020	13	240,732	8.29%	$7,439,448	$30.90	$33.18	7	48,459	3.88%	$1,668,060	$34.42	$34.79
2021	9	144,861	4.99%	$3,535,596	$24.41	$27.00	5	82,241	6.59%	$2,817,000	$34.25	$35.32
Thereafter	18	211,683	7.29%	$7,240,410	$34.20	$35.02	8	106,465	8.53%	$3,422,904	$32.15	$27.71
	291	2,905,501	100.00%	$91,036,704	$31.33	$31.80	151	1,248,406	100.00%	$42,477,444	$34.03	$32.32

(1) Includes month to month holdover tenants that expired prior to 12/31/12.

(2) Tenants may have multiple leases.

(3) Represents in place annualized rent allocated by year of maturity.

(4) Management’s estimate of average asking rents for currently occupied space as of December 31, 2012. Taking rents are typically lower than asking rents and may vary from property to property.

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY POST 1997 - Manhattan

					% Leased		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable SF	at acquisition	12/31/2012	Price ($’s) (1)
1998 Acquisitions
Mar-98	420 Lexington Avenue	Operating Sublease	Grand Central	1,188,000	83.0	92.5	$78,000,000
May-98	711 3rd Avenue	Operating Sublease	Grand Central	524,000	79.0	86.3	$65,600,000
Jun-98	440 9th Avenue	Fee Interest	Penn Station	339,000	76.0	N/A	$32,000,000
				2,051,000			$175,600,000
1999 Acquisitions
Jan-99	420 Lexington Leasehold	Sub-leasehold	Grand Central	—	—	—	$27,300,000
Jan-99	555 West 57th Street - 65% JV	Fee Interest	Midtown West	941,000	100.0	99.2	$66,700,000
Aug-99	1250 Broadway - 50% JV	Fee Interest	Penn Station	670,000	96.5	N/A	$93,000,000
Nov-99	555 West 57th Street - remaining 35%	Fee Interest	Midtown West	—		99.2	$34,100,000
				1,611,000			$221,100,000
2000 Acquisitions
Feb-00	100 Park Avenue - 50% JV	Fee Interest	Grand Central	834,000	96.5	94.5	$192,000,000
				834,000			$192,000,000
2001 Acquisitions
Jun-01	317 Madison Avenue	Fee Interest	Grand Central	450,000	95.0	81.3	$105,600,000
Acquisition of JV Interest
Sep-01	1250 Broadway - 49.9% JV (2)	Fee Interest	Penn Station	670,000	97.7	N/A	$126,500,000
				1,120,000			$232,100,000
2002 Acquisitions
May-02	1515 Broadway - 55% JV	Fee Interest	Times Square	1,750,000	98.0	100.0	$483,500,000
				1,750,000			$483,500,000
2003 Acquisitions
Feb-03	220 East 42nd Street	Fee Interest	Grand Central	1,135,000	91.9	94.9	$265,000,000
Mar-03	125 Broad Street	Fee Interest	Downtown	525,000	100.0	N/A	$92,000,000
Oct-03	461 Fifth Avenue	Leasehold Interest	Midtown	200,000	93.9	99.4	$60,900,000
Dec-03	1221 Avenue of the Americas - 45% JV	Fee Interest	Rockefeller Center	2,550,000	98.8	N/A	$1,000,000,000
				4,410,000			$1,417,900,000
2004 Acquisitions
Mar-04	19 West 44th Street - 35% JV	Fee Interest	Midtown	292,000	86.0	N/A	$67,000,000
Jul-04	750 Third Avenue	Fee Interest	Grand Central	779,000	100.0	97.5	$255,000,000
Jul-04	485 Lexington Avenue - 30% JV	Fee Interest	Grand Central	921,000	100.0	100.0	$225,000,000
Oct-04	625 Madison Avenue	Leasehold Interest	Plaza District	563,000	68.0	94.5	$231,500,000
				2,555,000			$778,500,000
2005 Acquisitions
Feb-05	28 West 44th Street	Fee Interest	Midtown	359,000	87.0	N/A	$105,000,000
Apr-05	1 Madison Avenue - 55% JV	Fee Interest	Park Avenue South	1,177,000	96.0	98.7	$803,000,000
Apr-05	5 Madison Avenue Clock Tower	Fee Interest	Park Avenue South	267,000	N/A	N/A	$115,000,000
Jun-05	19 West 44th Street - remaining 65%	Fee Interest	Midtown	—		N/A	$91,200,000
				1,803,000			$1,114,200,000
2006 Acquisition
Mar-06	521 Fifth Avenue	Leasehold Interest	Midtown	460,000	97.0	85.2	$210,000,000
Jun-06	609 Fifth Avenue	Fee Interest	Midtown	160,000	98.5	85.2	$182,000,000
Dec-06	485 Lexington Avenue - remaining 70%	Fee Interest	Grand Central	—		100.0	$578,000,000
Dec-06	800 Third Avenue - 42.95% JV	Fee Interest	Grand Central North	526,000	96.9	87.1	$285,000,000
				1,273,400			$1,520,000,000
2007 Acquisition
Jan-07	Reckson - NYC Portfolio	Fee Interests / Leasehold Interest	Various	5,612,000	98.3	93.7	$3,679,530,000
Apr-07	331 Madison Avenue	Fee Interest	Grand Central	114,900	97.6	84.2	$73,000,000
Apr-07	1745 Broadway - 32.3% JV	Fee Interest	Midtown	674,000	100.0	100.0	$520,000,000
Jun-07	333 West 34th Street	Fee Interest	Penn Station	345,400	100.0	100.0	$183,000,000
Aug-07	1 Madison Avenue - remaining 45%	Fee Interest	Park Avenue South	1,177,000	99.8	98.7	$1,000,000,000
Dec-07	388 & 390 Greenwich Street - 50.6% JV	Fee Interest	Downtown	2,635,000	100.0	100.0	$1,575,000,000
				10,558,300			$7,030,530,000
2010 Acquisition
Jan-10	100 Church Street	Fee Interest	Downtown	1,047,500	41.3	81.8	$181,600,000
May-10	600 Lexington Avenue - 55% JV	Fee Interest	East Side	303,515	93.6	73.7	$193,000,000
Aug-10	125 Park Avenue	Fee Interest	Grand Central	604,245	99.1	73.1	$330,000,000
				1,955,260			$704,600,000
2011 Acquisition
Jan-11	521 Fifth Avenue - remaining 49.9%	Leasehold Interest	Midtown	460,000	80.7	85.2	$245,700,000
Apr-11	1515 Broadway - remaining 45%	Fee Interest	Times Square	1,750,000	98.5	100.0	$1,210,000,000
May-11	110 East 42nd Street	Fee Interest	Grand Central	205,000	72.6	81.6	$85,570,000
May-11	280 Park Avenue - 49.5% JV	Fee Interest	Park Avenue	1,219,158	78.2	55.0	$1,110,000,000
Nov-11	180 Maiden Lane - 49.9% JV	Fee Interest	Financial East	1,090,000	97.7	97.7	$425,680,000
Nov-11	51 East 42nd Street	Fee Interest	Grand Central	142,000	95.5	85.9	$80,000,000
				4,866,158			$3,156,950,000
2012 Acquisition
Feb-12	10 East 53rd Street - 55% JV	Fee Interest	Plaza District	354,300	91.9	90.0	$252,500,000
Jun-12	304 Park Avenue South	Fee Interest	Midtown South	215,000	95.8	95.8	$135,000,000
Sep-12	641 Sixth Avenue	Fee Interest	Midtown South	163,000	92.1	92.1	$90,000,000
Dec-12	315 West 36th Street - 35.5% JV	Fee Interest	Times Square South	147,619	99.2	99.2	$46,000,000
				879,919			$523,500,000

(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

(2) Ownership interest from November 01 - May 08 was 55%. (From 9/1/01-10/31/01 the Company owned 99.8% of this property.)

SUMMARY OF REAL ESTATE SALES ACTIVITY POST 1999 - Manhattan

					Sales	Sales
	Property	Type of Ownership	Submarket	Net Rentable SF	Price ($’s)	Price ($’s/SF)
2000 Sales
Feb-00	29 West 35th Street	Fee Interest	Penn Station	78,000	$11,700,000	$150
Mar-00	36 West 44th Street	Fee Interest	Grand Central	178,000	$31,500,000	$177
May-00	321 West 44th Street - 35% JV	Fee Interest	Times Square	203,000	$28,400,000	$140
Nov-00	90 Broad Street	Fee Interest	Financial	339,000	$60,000,000	$177
Dec-00	17 Battery South	Fee Interest	Financial	392,000	$53,000,000	$135
				1,190,000	$184,600,000	$156
2001 Sales
Jan-01	633 Third Ave	Fee Interest	Grand Central North	40,623	$13,250,000	$326
May-01	1 Park Ave - 45% JV	Fee Interest	Grand Central South	913,000	$233,900,000	$256
Jun-01	1412 Broadway	Fee Interest	Times Square South	389,000	$90,700,000	$233
Jul-01	110 East 42nd Street	Fee Interest	Grand Central	69,700	$14,500,000	$208
Sep-01	1250 Broadway (1)	Fee Interest	Penn Station	670,000	$126,500,000	$189
				2,082,323	$478,850,000	$242
2002 Sales
Jun-02	469 Seventh Avenue	Fee Interest	Penn Station	253,000	$53,100,000	$210
				253,000	$53,100,000	$210
2003 Sales
Mar-03	50 West 23rd Street	Fee Interest	Chelsea	333,000	$66,000,000	$198
Jul-03	1370 Broadway	Fee Interest	Times Square South	255,000	$58,500,000	$229
Dec-03	321 West 44th Street	Fee Interest	Times Square	203,000	$35,000,000	$172
				791,000	$159,500,000	$202
2004 Sales
May-04	1 Park Avenue (2)	Fee Interest	Grand Central South	913,000	$318,500,000	$349
Oct-04	17 Battery Place North	Fee Interest	Financial	419,000	$70,000,000	$167
Nov-04	1466 Broadway	Fee Interest	Times Square	289,000	$160,000,000	$554
				1,621,000	$548,500,000	$338
2005 Sales
Apr-05	1414 Avenue of the Americas	Fee Interest	Plaza District	111,000	$60,500,000	$545
Aug-05	180 Madison Avenue	Fee Interest	Grand Central	265,000	$92,700,000	$350
				376,000	$153,200,000	$407
2006 Sales
Jul-06	286 & 290 Madison Avenue	Fee Interest	Grand Central	149,000	$63,000,000	$423
Aug-06	1140 Avenue of the Americas	Leasehold Interest	Rockefeller Center	191,000	$97,500,000	$510
Dec-06	521 Fifth Avenue (3)	Leasehold Interest	Midtown	460,000	$240,000,000	$522
				800,000	$400,500,000	$501
2007 Sales
Mar-07	1 Park Avenue	Fee Interest	Grand Central South	913,000	$550,000,000	$602
Mar-07	70 West 36th Street	Fee Interest	Garment	151,000	$61,500,000	$407
Jun-07	110 East 42nd Street	Fee Interest	Grand Central North	181,000	$111,500,000	$616
Jun-07	125 Broad Street	Fee Interest	Downtown	525,000	$273,000,000	$520
Jun-07	5 Madison Clock Tower	Fee Interest	Park Avenue South	267,000	$200,000,000	$749
Jul-07	292 Madison Avenue	Fee Interest	Grand Central South	187,000	$140,000,000	$749
Jul-07	1372 Broadway (4)	Fee Interest	Penn Station/Garment	508,000	$335,000,000	$659
Nov-07	470 Park Avenue South	Fee Interest	Park Avenue South/Flatiron	260,000	$157,000,000	$604
				2,992,000	$1,828,000,000	$611
2008 Sales
Jan-08	440 Ninth Avenue	Fee Interest	Penn Station	339,000	$160,000,000	$472
May-08	1250 Broadway	Fee Interest	Penn Station	670,000	$310,000,000	$463
Oct-08	1372 Broadway (5)	Fee Interest	Penn Station/Garment	508,000	$274,000,000	$539
				1,517,000	$744,000,000	$490
2010 Sales
May-10	1221 Avenue of the Americas (6)	Fee Interest	Rockefeller Center	2,550,000	$1,280,000,000	$502
Sep-10	19 West 44th Street	Fee Interest	Midtown	292,000	$123,150,000	$422
				2,842,000	$1,403,150,000	$494
2011 Sales
May-11	28 West 44th Street	Fee Interest	Midtown	359,000	$161,000,000	$448

(1) Company sold a 45% JV interest in the property at an implied $126.5 million sales price.

(2) Company sold a 75% JV interest in the property at an implied $318.5 million sales price.

(3) Company sold a 50% JV interest in the property at an implied $240.0 million sales price

(4) Company sold a 85% JV interest in the property at an implied $335.0 million sales price.

(5) Company sold a 15% JV interest in the property at an implied $274.0 million sales price.

(6) Company sold a 45% JV interest in the property at an implied $1.28 billion sales price.

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY POST 1997 - Suburban

					% Leased		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable SF	at acquisition	12/31/2012	Price ($’s) (1)
2007 Acquisition
Jan-07	300 Main Street	Fee Interest	Stamford, Connecticut	130,000	92.5	86.4	$15,000,000
Jan-07	399 Knollwood Road	Fee Interest	White Plains, Westchester	145,000	96.6	N/A	$31,600,000
Jan-07	Reckson - Connecticut Portfolio	Fee Interests / Leasehold Interest	Stamford, Connecticut	1,369,800	88.9	84.6	$490,750,000
Jan-07	Reckson - Westchester Portfolio	Fee Interests / Leasehold Interest	Westchester	2,346,100	90.6	79.2	$570,190,000
Apr-07	Jericho Plazas - 20.26% JV	Fee Interest	Jericho, New York	640,000	98.4	89.6	$210,000,000
Jun-07	1010 Washington Boulevard	Fee Interest	Stamford, Connecticut	143,400	95.6	60.9	$38,000,000
Jun-07	500 West Putnam Avenue	Fee Interest	Greenwich, Connecticut	121,500	94.4	55.1	$56,000,000
Jul-07	16 Court Street - 35% JV	Fee Interest	Brooklyn, New York	317,600	80.6	84.0	$107,500,000
Aug-07	150 Grand Street	Fee Interest	White Plains, Westchester	85,000	52.9	33.0	$6,700,000
Sep-07	The Meadows - 25% JV	Fee Interest	Rutherford, New Jersey	582,100	81.3	79.7	$111,500,000
				5,880,500			$1,637,240,000

SUMMARY OF REAL ESTATE SALES ACTIVITY POST 1997 - Suburban

					Sales	Sales
	Property	Type of Ownership	Submarket	Net Rentable SF	Price ($’s)	Price ($’s/SF)
2008 Sales
Oct-08	100 & 120 White Plains Road	Fee Interest	Tarrytown, Westchester	311,000	$48,000,000	$154

2009 Sales
Jan-09	55 Corporate Drive	Fee Interest	Bridgewater, New Jersey	670,000	$230,000,000	$343
Aug-09	399 Knollwood Road	Fee Interest	White Plains, Westchester	145,000	$20,767,307	$143
				815,000	$250,767,307

2012 Sales
Jul-12	One Court Square	Fee Interest	Long Island City, New York	1,402,000	$481,100,000	$343

(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY POST 1997 - Retail, Residential, Development, Land & West Coast

					% Leased		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable SF	at acquisition	12/31/2012	Price ($’s) (1)
2005 Acquisition
Jul-05	1551-1555 Broadway - 10% JV	Fee Interest	Times Square	25,600	N/A	N/A	$85,000,000
Jul-05	21 West 34th Street - 50% JV	Fee Interest	Herald Square	30,100	N/A	100.0	$17,500,000
Sep-05	141 Fifth Avenue - 50% JV	Fee Interest	Flatiron	21,500	N/A	N/A	$13,250,000
Nov-05	1604 Broadway - 63% JV	Leasehold Interest	Times Square	29,876	17.2	23.7	$4,400,000
Dec-05	379 West Broadway - 45% JV	Leasehold Interest	Cast Iron/Soho	62,006	100.0	0.0	$19,750,000
				169,082			$139,900,000
2006 Acquisition
Jan-06	25-29 West 34th Street - 50% JV	Fee Interest	Herald Square/Penn Station	41,000	55.8	100.0	$30,000,000
Sep-06	717 Fifth Avenue - 32.75% JV	Fee Interest	Midtown/Plaza District	119,550	63.1	89.4	$251,900,000
				160,550			$281,900,000
2007 Acquisition
Aug-07	180 Broadway - 50% JV	Fee Interest	Cast Iron / Soho	24,300	85.2	—	$13,600,000
Apr-07	Two Herald Square - 55% JV	Fee Interest	Herald Square	N/A	N/A	N/A	$225,000,000
Jul-07	885 Third Avenue - 55% JV	Fee Interest	Midtown / Plaza District	N/A	N/A	N/A	$317,000,000
				24,300			$555,600,000
2008 Acquisition
Jan-08	125 Chubb Way	Fee Interest	Lyndhurst, NJ	278,000	—	57.1	$29,364,000
Feb-08	182 Broadway - 50% JV	Fee Interest	Cast Iron / Soho	46,280	83.8	—	$30,000,000
				324,280			$59,364,000
2010 Acquisition
Nov-10	Williamsburg Terrace	Fee Interest	Brooklyn, NY	52,000	100.0	100.0	$18,000,000
Dec-10	11 West 34th Street - 30% JV	Fee Interest	Herald Square/Penn Station	17,150	100.0	100.0	$10,800,000
Dec-10	7 Renaissance Square - 50% JV	Fee Interest	White Plains, NY	65,641	—	29.2	$4,000,000
Dec-10	Two Herald Square - 45% (2)	Fee Interest	Herald Square	354,400	100.0	100.0	$247,500,000
Dec-10	885 Third Avenue - 45% (2)	Fee Interest	Midtown / Plaza District	607,000	100.0	100.0	$352,000,000
Dec-10	292 Madison Avenue	Fee Interest	Grand Central South	203,800	N/A	N/A	$78,300,000
				1,299,991			$710,600,000
2011 Acquisition
Jan-11	3 Columbus Circle - 48.9%	Fee Interest	Columbus Circle	741,500	20.1	51.6	$500,000,000
Aug-11	1552-1560 Broadway - 50%	Fee Interest	Times Square	35,897	59.7	23.3	$136,550,000
Sep-11	747 Madison Avenue - 33.33%	Fee Interest	Plaza District	10,000	100.0	—	$66,250,000
				787,397			$702,800,000
2012 Acquisition
Jan-12	DFR Residential and Retail Portfolio - 80%	Fee Interests / Leasehold Interest	Plaza District, Upper East Side	489,882	95.1	93.1	$193,000,000
Jan-12	724 Fifth Avenue - 50%	Fee Interest	Plaza District	65,010	92.9	84.7	$223,000,000
Jul-12	West Coast Office Portfolio - 27.63%	Fee Interest		4,473,603	76.3	76.9	$880,103,924
Aug-12	33 Beekman Street - 45.9%	Fee Interest	Downtown	—	—	—	$31,160,000
Sep-12	635 Sixth Avenue	Fee Interest	Midtown South	104,000	—	—	$83,000,000
Oct-12	1080 Amsterdam - 87.5%	Leasehold Interest	Upper West Side	82,250	2.2	2.2	$—
Dec-12	21 East 66th Street - 32.28%	Fee Interest	Plaza District	16,736	100.0	100.0	$75,000,000
Dec-12	985-987 Third Avenue	Fee Interest	Upper East Side	13,678	—	—	$18,000,000
Dec-12	131-137 Spring Street	Fee Interest	Soho	68,342	100.0	100.0	$122,300,000
				5,313,501			$1,625,563,924

SUMMARY OF REAL ESTATE SALES ACTIVITY POST 1997 - Retail, Residential, Development, Land & West Coast

					Sales	Sales
	Property	Type of Ownership	Submarket	Net Rentable SF	Price ($’s)	Price ($’s/SF)
2011 Sales
Sep-11	1551-1555 Broadway (3)	Fee Interest	Times Square	25,600	$276,757,000	$10,811

2012 Sales
Feb-12	141 Fifth Avenue (4)	Fee Interest	Flatiron	13,000	$46,000,000	$3,538
Feb-12	292 Madison Avenue	Fee Interest	Grand Central South	203,800	$85,000,000	$417
Apr-12	379 West Broadway	Leasehold Interest	Cast Iron/Soho	62,006	$48,500,000	$782
Jun-12	717 Fifth Avenue (5)	Fee Interest	Midtown/Plaza District	119,550	$617,583,774	$5,166
Sep-12	3 Columbus Circle (6)	Fee Interest	Columbus Circle	214,372	$143,600,000	$670
				612,728	$940,683,774

(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

(2) Subject to long-term, third party net operating leases.

(3) Company sold our remaining 10% JV interest in the property at an implied $276.8 million sales price.

(4) Inclusive of the fee position which was acquired simultaneously with the sale pursuant to an option.

(5) Company sold 50% of its remaining interest after a promote. The Company retained a 10.92% interest in the property.

(6) The joint venture sold a 29% condominium interest in the property.

Executive & Senior Management

Stephen L. Green

Chairman of the Board

Marc Holliday

Chief Executive Officer

Andrew Mathias

President

James Mead

Chief Financial Officer

Andrew S. Levine

Chief Legal Officer

Steven M. Durels

Executive Vice President, Director of Leasing and Real Property

Edward V. Piccinich

Executive Vice President, Property Management and Construction

Neil H. Kessner

Executive Vice President, General Counsel - Real Property

David M. Schonbraun

Co-Chief Investment Officer

Isaac Zion

Co-Chief Investment Officer

Matthew J. DiLiberto

Chief Accounting Officer & Treasurer

ANALYST COVERAGE

ANALYST COVERAGE

Firm	Analyst	Phone	Email
Bank of America - Merrill Lynch	James C. Feldman	(212) 449-6339	james_feldman@ml.com
Barclays Capital	Ross Smotrich	(212) 526-2306	ross.smotrich@barcap.com
Cantor Fitzgerald	David Toti	(212) 915-1219	dtoti@cantor.com
Citigroup Smith Barney, Inc.	Michael Bilerman	(212) 816-1383	michael.bilerman@citigroup.com
Cowen and Company	James Sullivan	(646) 562-1380	james.sullivan@cowen.com
Deutsche Bank	John Perry	(212) 250-4912	john.perry@db.com
Goldman Sachs & Co.	Andrew Rosivach	(212) 902-2796	andrew.rosivach@gs.com
Green Street Advisors	Michael Knott	(949) 640-8780	mknott@greenstreetadvisors.com
ISI Group	Steve Sakwa	(212) 446-9462	ssakwa@isigrp.com
Jefferies & Company	Tayo Okusanya	(212) 336-7076	tokusanya@jefferies.com
JMP Securities	Mitchell Germain	(212) 906-3546	mgermain@jmpsecurities.com
JP Morgan Securities, Inc.	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
KeyBanc Capital Markets	Jordan Sadler	(917) 368-2280	jsadler@keybanccm.com
Macquarie Research Equities (USA)	Robert Stevenson	(212) 231-8068	rob.stevenson@macquarie.com
RW Baird	David Rodgers	(216) 737-7341	drodgers@rwbaird.com
Sandler O’Neill + Partners, L.P.	Alexander D. Goldfarb	(212) 466-7937	agoldfarb@sandleroneill.com
Stifel Nicolaus	John Guinee	(443) 224-1307	jwguinee@stifel.com
UBS Securities LLC	Ross T. Nussbaum	(212) 713-2484	ross.nussbaum@ubs.com
Wells Fargo Securities, LLC	Brendan Maiorana	(443) 263-6516	brendan.maiorana@wachovia.com

FIXED INCOME COVERAGE

Firm	Analyst	Phone	Email
Citigroup Inc.	Thomas Cook	(212) 723-1112	thomas.n.cook@citi.com
Goldman Sachs & Co.	Louise Pitt	(212) 902-3644	louise.pitt@gs.com
JP Morgan Securities, Inc.	Mark Streeter	(212) 834-6601	mark.streeter@jpmorgan.com
Merrill Lynch, Pierce, Fenner & Smith Inc.	Tom Truxillo	(980) 386-5212	thomas.c.truxillo_jr@baml.com
Wells Fargo Securities, LLC	Thierry B. Perrein	(704) 715-8455	thierry.perrein@wellsfargo.com

SL Green Realty Corp. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding SL Green Realty Corp.’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of SL Green Realty Corp. or its management. SL Green Realty Corp. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

SUPPLEMENTAL DEFINITIONS

Adjusted EBITDA is calculated by adding income taxes, loan loss reserves and our share of joint venture depreciation and amortization to operating income.

Annualized rent is calculated as monthly base rent and escalations per the lease, as of a certain date, multiplied by 12.

Debt service coverage is adjusted EBITDA divided by total interest and principal payments.

Fixed charge is the total payments for interest, principal amortization, ground leases and preferred stock dividend.

Fixed charge coverage is adjusted EBITDA divided by fixed charge.

Funds available for distribution (FAD) is defined as FFO plus non-real estate depreciation, 2% allowance for straight line credit loss, adjustment for straight line ground rent, non-cash deferred compensation, a pro-rata adjustment for FAD for SLG’s unconsolidated JV, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing cost, and recurring building improvements.

Funds from operations (FFO) is defined under the White Paper approved by the Board of Governors of NAREIT in April 2002, as amended, as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from debt restructuring, sales of properties and real estate related impairment charges, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

Interest coverage is adjusted EBITDA divided by total interest expense.

Junior Mortgage Participations are subordinate interests in first mortgages.

Mezzanine Debt Loans are loans secured by ownership interests.

Percentage leased represents the percentage of leased square feet, including month-to-month leases, to total rentable square feet owned, as of the date reported. Space is considered leased when the tenant has either taken physical or economic occupancy.

Preferred Equity Investments are equity investments entitled to preferential returns that are senior to common equity.

Recurring capital expenditures represents non-incremental building improvements and leasing costs required to maintain current revenues.  Recurring capital expenditures do not include immediate building improvements that were taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard.”

Redevelopment costs are non-recurring capital expenditures incurred in order to improve buildings to SLG’s “operating standards.” These building costs are taken into consideration during the underwriting for a given property’s acquisition.

Same-store NOI growth is the change in the NOI (excluding straight-line rents) of the same-store properties from the prior year reporting period to the current year reporting period.

Same-store properties include all properties that were owned in the same manner during both the current and prior year reporting periods, and excludes development properties prior to being stabilized for both the current and prior reporting period.

Second generation TIs and LCs are tenant improvements, lease commissions, and other leasing costs incurred during leasing of second generation space. Costs incurred prior to leasing available square feet are not included until such space is leased. Second generation space excludes square footage vacant at acquisition.

SLG’s share of total debt to market capitalization is calculated as SLG’s share of total debt divided by the sum of total debt plus market equity and preferred stock at liquidation value. SLG’s share of total debt includes total consolidated debt plus SLG’s pro rata share of the debt of unconsolidated joint ventures less JV partners’ share of debt.  Market equity assumes conversion of all OP units into common stock.

Total square feet owned represents 100% of the square footage of properties either owned directly by SLG or in which SLG has an interest (e.g. joint ventures).